Exhibit 99.2

CITIGROUP - QUARTERLY FINANCIAL DATA SUPPLEMENT	1Q11

Page Number
Citigroup Consolidated
Financial Summary	1
Consolidated Statement of Income	2
Consolidated Balance Sheet	3
Segment Detail
Net Revenues	4
Income	5

Citicorp

Income Statement and Balance Sheet Data	6
Regional Consumer Banking	7 - 8
North America	9 - 11
EMEA	12 - 13
Latin America	14 - 15
Asia	16 - 17
Institutional Clients Group (ICG)	18
Securities and Banking	19
Transaction Services	20

Regional Totals
North America	21
EMEA	22
Latin America	23
Asia	24

Citi Holdings
Income Statement and Balance Sheet Data	25
Brokerage and Asset Management	26
Local Consumer Lending	27 - 30
Special Asset Pool	31

Citigroup Supplemental Detail
Average Balances and Interest Rates	32
Deposits	33
Loans	34
Consumer Loan Delinquency Amounts and Ratios
90+ Days	35
30-89 Days	36
Allowance for Credit Losses
Total Citigroup	37
Consumer and Corporate	38
Components of Provision for Loan Losses
Citicorp	39
Citi Holdings / Total Citigroup	40
Non-Accrual Assets
Total Citigroup	41
Citicorp	42
Citi Holdings	43

Reconciliation of Non-GAAP Financial Measures	44

CITIGROUP — FINANCIAL SUMMARY (In millions of dollars, except per share amounts)

							1Q11 vs.
	1Q	2Q	3Q	4Q	1Q		1Q10 Increase/
	2010	2010	2010	2010	2011		(Decrease)

Total Revenues, Net of Interest Expense	$25,421	$22,071	$20,738	$18,371	$19,726		(22)%
Total Operating Expenses	11,518	11,866	11,520	12,471	12,326		7%
Net Credit Losses	8,384	7,962	7,659	6,854	6,269		(25)%
Credit Reserve Build / (Release)	(18)	(1,439)	(1,993)	(2,215)	(3,370)		NM
Provision for Unfunded Lending Commitments	(35)	(71)	26	(37)	25		NM
Provision for Benefits & Claims	287	213	227	238	260		(9)%
Provision for Credit Losses and for Benefits and Claims	8,618	6,665	5,919	4,840	3,184		(63)%
Income (Loss) from Continuing Operations before Income Taxes	5,285	3,540	3,299	1,060	4,216		(20)%
Income Taxes (benefits)	1,036	812	698	(313)	1,185		14%

Income (Loss) from Continuing Operations	$4,249	$2,728	$2,601	$1,373	$3,031		(29)%
Income (Loss) from Discontinued Operations, net of Taxes	211	(3)	(374)	98	40		(81)%

Net Income (Loss) before Attribution of Noncontrolling Interests	4,460	2,725	2,227	1,471	3,071		(31)%
Net Income (Loss) Attributable to Noncontrolling Interests	32	28	59	162	72		NM

Citigroup’s Net Income (Loss)	$4,428	$2,697	$2,168	$1,309	$2,999		(32)%

Diluted Earnings Per Share:
Income (Loss) from Continuing Operations (1)	$0.14	$0.09	$0.08	$0.04	$0.10		(29)%
Citigroup’s Net Income (Loss) (1)	$0.15	$0.09	$0.07	$0.04	$0.10		(33)%

Shares (in millions):
Average Basic	28,444.3	28,849.4	28,877.5	28,932.9	29,043.5		2%
Average Diluted	29,333.5	29,752.6	29,778.3	29,847.8	29,965.8		2%
Common Shares Outstanding, at period end	28,620.2	28,975.4	29,049.6	29,058.4	29,206.4		2%

Preferred Dividends - Basic (in millions)	$—	$—	$—	$9	$4
Preferred Dividends - Diluted (in millions)	$—	$—	$—	$9	$4

Income (Loss) Allocated to Unrestricted Common Shareholders - Basic
Income (Loss) from Continuing Operations	$4,190	$2,674	$2,468	$1,194	$2,920		(30)%
Citigroup’s Net Income (Loss)	$4,400	$2,671	$2,148	$1,288	$2,960		(33)%

Income (Loss) Allocated to Unrestricted Common Shareholders - Diluted
Income (Loss) from Continuing Operations	$4,191	$2,675	$2,469	$1,195	$2,921		(30)%
Citigroup’s Net Income (Loss)	$4,400	$2,672	$2,149	$1,289	$2,961		(33)%

Financial Ratios:
Tier 1 Common Ratio	9.11%	9.71%	10.33%	10.75%	11.3%	*
Tier 1 Capital Ratio	11.28%	11.99%	12.50%	12.91%	13.3%	*
Total Capital Ratio	14.88%	15.59%	16.14%	16.59%	17.0%	*
Leverage Ratio	6.16%	6.31%	6.57%	6.60%	7.0%	*
Return on Common Equity	12.0%	7.0%	5.4%	3.2%	7.3%	*

Balance Sheet Data, EOP (in billions, except Book Value per Share):
Total Assets	$2,002.2	$1,937.7	$1,983.3	$1,913.9	$1,947.8	*	(3)%
Total Deposits	827.9	814.0	850.1	845.0	865.9	*	5%
Citigroup’s Stockholders’ Equity	151.4	154.8	162.9	163.5	171.0	*	13%
Citigroup Equity and Trust Securities (included in LT Debt)	173.1	175.0	183.4	181.6	189.0	*	9%
Book Value Per Share	$5.28	$5.33	$5.60	$5.61	$5.85	*	11%
Tangible Book Value Per Share (1)	$4.09	$4.19	$4.44	$4.45	$4.69	*	15%

Direct Staff (in thousands)	263	259	258	260	260		(1)%

(1)	Tangible Book Value Per Share is a non-GAAP financial measure. See page 44 for a reconciliation of this measure to its most comparable GAAP measure.

*	Preliminary
NM Not meaningful
Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME (In millions of dollars)

						1Q11 vs.
	1Q	2Q	3Q	4Q	1Q	1Q10 Increase/
	2010	2010	2010	2010	2011	(Decrease)
Revenues
Interest revenue	$20,852	$20,418	$19,371	$18,875	$18,200	(13)%
Interest expense	6,291	6,379	6,125	6,069	5,976	(5)%
Net interest revenue	14,561	14,039	13,246	12,806	12,224	(16)%

Commissions and fees	3,645	3,229	3,248	3,536	3,368	(8)%
Principal transactions	4,116	2,362	2,085	(1,046)	3,167	(23)%
Administrative and other fiduciary fees	1,022	910	976	1,097	1,097	7%
Realized gains (losses) on investments (1)	31	69	742	158	(1,127)	NM
Insurance premiums	748	636	655	645	672	(10)%
Other revenue	1,298	826	(214)	1,175	325	(75)%
Total non-interest revenues	10,860	8,032	7,492	5,565	7,502	(31)%
Total revenues, net of interest expense	25,421	22,071	20,738	18,371	19,726	(22)%

Provisions for Credit Losses and for Benefits and Claims

Net credit losses (NCLs)	8,384	7,962	7,659	6,854	6,269	(25)%
Net build / (Release)	(18)	(1,439)	(1,993)	(2,215)	(3,370)	NM
Provision for loan losses	8,366	6,523	5,666	4,639	2,899	(65)%
Policyholder benefits and claims	287	213	227	238	260	(9)%
Provision for unfunded lending commitments	(35)	(71)	26	(37)	25	NM
Total provisions for credit losses and for benefits and claims	8,618	6,665	5,919	4,840	3,184	(63)%

Operating Expenses
Compensation and benefits	6,162	5,961	6,117	6,190	6,409	4%
Premises and Equipment	830	824	838	839	825	(1)%
Technology / communication expense	1,199	1,195	1,257	1,273	1,214	1%
Advertising and marketing expense	302	367	458	518	397	31%
Other operating	3,025	3,519	2,850	3,651	3,481	15%
Total operating expenses	11,518	11,866	11,520	12,471	12,326	7%

Income (Loss) from Continuing Operations before Income Taxes	5,285	3,540	3,299	1,060	4,216	(20)%
Provision (benefits) for income taxes	1,036	812	698	(313)	1,185	14%

Income (Loss) from Continuing Operations	4,249	2,728	2,601	1,373	3,031	(29)%
Discontinued Operations (2)
Income (Loss) from Discontinued Operations	(5)	(3)	8	72	60
Gain (Loss) on Sale	94	—	(784)	(12)	4
Provision (benefits) for income taxes	(122)	—	(402)	(38)	24
Income (Loss) from Discontinued Operations, net	211	(3)	(374)	98	40	(81)%
Net Income (Loss) before attribution of Minority Interests	4,460	2,725	2,227	1,471	3,071	(31)%
Net Income (Loss) attributable to noncontrolling Minority Interests (Minority Interest)	32	28	59	162	72	NM
Citigroup’s Net Income (Loss)	$4,428	$2,697	$2,168	$1,309	$2,999	(32)%

(1)	Includes Other-Than-Temporary Impairment losses on investments.

(2)	Discontinued Operations includes:
a) The sale of substantially all of Citigroup’s CitiCapital equipment finance unit to General Electric.
b) The sale of substantially all of Citigroup’s Retail Banking Operations in Germany to Credit Mutuel.
c) The sale of Nikko Cordial Securities to Sumitomo Mitsui Banking Corporation.
d) The sale of The Student Loan Corporation.
e) The announced sale of the Egg Credit Card Business.

NM Not meaningful
Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET (In millions of dollars)

						Mar 31, 2011
						vs.
	March 31,	June 30,	September 30,	December 31,	March 31,	Dec 31, 2010
	2010	2010	2010	2010	2011 (1)	Inc (Decr)
Assets
Cash and due from banks (including segregated cash and other deposits)	$25,678	$24,709	$26,342	$27,972	$27,842	—
Deposits with banks	163,525	160,780	150,071	162,437	163,603	1%
Fed funds sold and securities borr’d or purch under agree. to resell	234,348	230,784	240,057	246,717	261,120	6%
Brokerage receivables	34,001	36,872	37,138	31,213	40,901	31%
Trading account assets	345,783	309,412	337,098	317,272	323,110	2%
Investments
Available-for-sale and non-marketable equity securities	270,385	285,783	310,143	289,057	311,773	8%
Held-to-maturity	46,348	31,283	30,107	29,107	15,484	(47)%
Total Investments	316,733	317,066	340,250	318,164	327,257	3%
Loans, net of unearned income
Consumer	531,469	505,446	463,104	457,632	441,213	(4)%
Corporate	190,335	186,720	191,207	191,162	195,923	2%
Loans, net of unearned income	721,804	692,166	654,311	648,794	637,136	(2)%
Allowance for loan losses	(48,746)	(46,197)	(43,674)	(40,655)	(36,568)	(10)%
Total loans, net	673,058	645,969	610,637	608,139	600,568	(1)%
Goodwill	25,662	25,201	25,797	26,152	26,339	1%
Intangible assets (other than MSRs)	8,277	7,868	7,705	7,504	7,280	(3)%
Mortgage servicing rights (MSR’s)	6,439	4,894	3,976	4,554	4,690	3%
Other assets	168,709	174,101	172,800	163,778	162,433	(1)%
Assets related to discontinued operations held for sale	—	—	31,409	—	2,672	—
Total assets	$2,002,213	$1,937,656	$1,983,280	$1,913,902	$1,947,815	2%

Liabilities
Non-interest-bearing deposits in U.S. offices	$66,796	$59,225	$64,442	$78,268	$81,839	5%
Interest-bearing deposits in U.S. offices	230,919	241,820	237,626	225,731	222,613	(1)%
Total U.S. Deposits	297,715	301,045	302,068	303,999	304,452	—
Non-interest-bearing deposits in offices outside the U.S.	45,471	46,322	52,080	55,066	61,851	12%
Interest-bearing deposits in offices outside the U.S.	484,728	466,584	495,947	485,903	499,560	3%
Total International Deposits	530,199	512,906	548,027	540,969	561,411	4%

Total deposits	827,914	813,951	850,095	844,968	865,863	2%
Fed funds purch and securities loaned or sold under agree. to repurch.	207,911	196,112	192,065	189,558	187,825	(1)%
Brokerage payables	55,041	54,774	51,517	51,749	50,394	(3)%
Trading account liabilities	142,748	131,001	142,005	129,054	146,346	13%
Short-term borrowings	96,694	92,752	87,013	78,790	78,622	—
Long-term debt	439,274	413,297	387,330	381,183	376,541	(1)%
Other liabilities (2)	78,852	78,439	78,198	72,811	68,792	(6)%
Liabilities related to discontinued operations held for sale	—	—	29,874	—	39	—
Total liabilities	$1,848,434	$1,780,326	$1,818,097	$1,748,113	$1,774,422	2%

Equity
Stockholders’ Equity
Preferred Stock	$312	$312	$312	$312	$312	—
Common Stock	287	292	292	292	293	—
Additional paid-in capital	96,427	99,014	100,898	101,024	102,740	2%
Retained earnings	73,432	76,130	78,260	79,559	82,554	4%
Treasury stock	(1,178)	(1,772)	(1,540)	(1,442)	(878)	39%
Accumulated other comprehensive income (loss)	(17,859)	(19,170)	(15,309)	(16,277)	(13,984)	14%
Total Common Equity	$151,109	$154,494	$162,601	$163,156	$170,725	5%

Total Citigroup stockholders’ equity	$151,421	$154,806	$162,913	$163,468	$171,037	5%
Noncontrolling Minority interests (Minority Interest)	2,358	2,524	2,270	2,321	2,356	2%
Total equity	153,779	157,330	165,183	165,789	173,393	5%
Total liabilities and equity	$2,002,213	$1,937,656	$1,983,280	$1,913,902	$1,947,815	2%

(1)	Preliminary

(2)

Includes allowance for credit losses for letters of credit and unfunded lending commitments of $1,122 million for the first quarter of 2010, $1,054 million for the second quarter of 2010, $1,102 million for the third quarter of 2010, $1,066 million for the fourth quarter of 2010 and $1,105 million for the first quarter of 2011, respectively.

Reclassified to conform to the current period’s presentation.

CITIGROUP SEGMENT DETAIL NET REVENUE

(In millions of dollars)

						1Q11 vs.
	1Q	2Q	3Q	4Q	1Q	1Q10 Increase/
	2010	2010	2010	2010	2011	(Decrease)

CITICORP
Regional Consumer Banking
North America	$3,801	$3,693	$3,740	$3,556	$3,334	(12)%
EMEA	405	376	349	381	398	(2)%
Latin America	2,076	2,118	2,233	2,300	2,309	11%
Asia	1,800	1,845	1,839	1,930	1,901	6%
Total	8,082	8,032	8,161	8,167	7,942	(2)%

Securities and Banking
North America	3,553	2,627	2,203	1,009	2,328	(34)%
EMEA	2,515	1,762	1,733	832	2,059	(18)%
Latin America	607	558	639	728	582	(4)%
Asia	1,328	1,008	1,018	964	1,043	(21)%
Total	8,003	5,955	5,593	3,533	6,012	(25)%

Transaction Services
North America	639	636	620	588	610	(5)%
EMEA	833	848	835	840	836	—
Latin America	344	356	384	406	408	19%
Asia	621	662	696	726	696	12%
Total	2,437	2,502	2,535	2,560	2,550	5%

Total Citicorp	18,522	16,489	16,289	14,260	16,504	(11)%

CITI HOLDINGS
Brokerage and Asset Management	340	141	(8)	136	137	(60)%
Local Consumer Lending	4,670	4,206	3,547	3,403	3,153	(32)%
Special Asset Pool	1,540	572	314	426	(7)	(100)%
Total Citi Holdings	6,550	4,919	3,853	3,965	3,283	(50)%

Corporate / Other	349	663	596	146	(61)	NM

Total Citigroup - Net Revenues	$25,421	22,071	20,738	18,371	$19,726	(22)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP SEGMENT DETAIL INCOME

(In millions of dollars)

						1Q11 vs.
	1Q	2Q	3Q	4Q	1Q	1Q10 Increase/
	2010	2010	2010	2010	2011	(Decrease)
Income from Continuing Operations:

CITICORP
Regional Consumer Banking
North America	$15	$52	$177	$403	$551	NM
EMEA	24	48	20	1	49	NM
Latin America	367	473	537	434	484	32%
Asia	567	566	497	509	461	(19)%
Total	973	1,139	1,231	1,347	1,545	59%

Securities and Banking
North America	1,422	816	430	(203)	458	(68)%
EMEA	1,021	355	497	(68)	765	(25)%
Latin America	269	200	274	340	272	1%
Asia	469	301	179	185	210	(55)%
Total	3,181	1,672	1,380	254	1,705	(46)%

Transaction Services
North America	161	158	128	85	113	(30)%
EMEA	303	320	306	296	278	(8)%
Latin America	152	154	170	172	170	12%
Asia	319	296	318	318	284	(11)%
Total	935	928	922	871	845	(10)%

Total Citicorp	5,089	3,739	3,533	2,472	4,095	(20)%

CITI HOLDINGS
Brokerage and Asset Management	76	(94)	(153)	(55)	(10)	NM
Local Consumer Lending	(1,829)	(1,226)	(830)	(1,103)	(599)	67%
Special Asset Pool	878	116	(83)	247	62	(93)%
Total Citi Holdings	(875)	(1,204)	(1,066)	(911)	(547)	37%

Corporate / Other	35	193	134	(188)	(517)	NM

Income (Loss) From Continuing Operations	4,249	2,728	2,601	1,373	3,031	(29)%

Discontinued Operations	211	(3)	(374)	98	40

Net Income (Loss) Attributable to Noncontrolling Minority Interests	32	28	59	162	72

Citigroup’s Net Income (Loss)	$4,428	$2,697	$2,168	$1,309	$2,999	(32)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP STATEMENT OF INCOME AND BALANCE SHEET DATA (In millions of dollars)

						1Q11 vs.
	1Q	2Q	3Q	4Q	1Q	1Q10 Increase/
	2010	2010	2010	2010	2011	(Decrease)
Revenues
Net interest revenue	$9,870	$9,742	$9,475	$9,733	$9,506	(4)%
Non-Interest revenue	8,652	6,747	6,814	4,527	6,998	(19)%
Total revenues, net of interest expense	18,522	16,489	16,289	14,260	16,504	(11)%

Provisions for Credit Losses and for Benefits and Claims
Net Credit Losses	3,142	2,965	3,020	2,662	2,318	(26)%
Credit Reserve Build / (Release)	(360)	(639)	(427)	(741)	(1,258)	NM
Provision for loan losses	2,782	2,326	2,593	1,921	1,060	(62)%
Provision for Benefits & Claims	44	27	38	42	44	—
Provision for unfunded lending commitments	(7)	(26)	1	—	4	NM
Total provisions for credit losses and for benefits and claims	2,819	2,327	2,632	1,963	1,108	(61)%

Total operating expenses	8,595	9,176	8,931	9,442	9,601	12%

Income (Loss) from Continuing Operations before Income Taxes	7,108	4,986	4,726	2,855	5,795	(18)%
Provision (benefits) for income taxes	2,019	1,247	1,193	383	1,700	(16)%

Income (Loss) from Continuing Operations	5,089	3,739	3,533	2,472	4,095	(20)%
Net Income (Loss) attributable to noncontrolling Minority Interests (Minority Interest)	21	20	30	51	11	(48)%
Citicorp’s Net Income (Loss)	$5,068	$3,719	$3,503	$2,421	$4,084	(19)%

Balance Sheet Data (in billions):

Total EOP Assets	$1,236	$1,211	$1,283	$1,284	$1,330	8%
Average Assets	$1,233	$1,250	$1,252	$1,294	$1,323	7%
Return on Assets	1.67%	1.19%	1.11%	0.74%	1.25%
Total EOP Deposits	$730	$719	$757	$760	$784	7%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING Page 1 (In millions of dollars)

						1Q11 vs.
	1Q	2Q	3Q	4Q	1Q	1Q10 Increase/
	2010	2010	2010	2010	2011	(Decrease)

Net Interest Revenue	$5,917	$5,774	$5,689	$5,864	$5,752	(3)%
Non-Interest Revenue	2,165	2,258	2,472	2,303	2,190	1%
Total Revenues, Net of Interest Expense (1)	8,082	8,032	8,161	8,167	7,942	(2)%
Total Operating Expenses	3,998	4,039	4,090	4,443	4,482	12%
Net Credit Losses	3,040	2,922	2,731	2,528	2,108	(31)%
Credit Reserve Build / (Release)	(180)	(408)	(403)	(552)	(862)	NM
Provision for Unfunded Lending Committments	—	(4)	—	—	—	—
Provision for Benefits & Claims	44	27	38	42	44	0%
Provision for Loan Losses and for Benefits and Claims	2,904	2,537	2,366	2,018	1,290	(56)%
Income (loss) from Continuing Operations before Taxes	1,180	1,456	1,705	1,706	2,170	84%
Income Taxes (benefits)	207	317	474	359	625	NM
Income (loss) from Continuing Operations	973	1,139	1,231	1,347	1,545	59%
Net Income (loss) Attributable to Minority Interests	(5)	—	(4)	—	(2)	60%
Net Income (Loss)	$978	$1,139	$1,235	$1,347	$1,547	58%
Average Assets (in billions of dollars)	$308	$306	$311	$319	$327	6%
Return on Assets	1.29%	1.49%	1.58%	1.68%	1.92%

Net Credit Losses as a % of Average Loans	5.57%	5.38%	4.90%	4.44%	3.69%

Revenue by Business
Retail Banking	$3,814	$3,916	$4,005	$4,099	$3,907	2%
Citi-Branded Cards	4,268	4,116	4,156	4,068	4,035	(5)%
Total Revenues	$8,082	$8,032	$8,161	$8,167	$7,942	(2)%

Net Credit Losses by Business
Retail Banking	$289	$304	$333	$343	$277	(4)%
Citi-Branded Cards	2,751	2,618	2,398	2,185	1,831	(33)%
Total Net Credit Losses	$3,040	$2,922	$2,731	$2,528	$2,108	(31)%

Income (loss) from Continuing Operations by Business
Retail Banking	$799	$843	$764	$702	$681	(15)%
Citi-Branded Cards	174	296	467	645	864	NM
Total	$973	$1,139	$1,231	$1,347	$1,545	59%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING Page 2

						1Q11 vs.
	1Q	2Q	3Q	4Q	1Q	1Q10 Increase/
	2010	2010	2010	2010	2011	(Decrease)

Retail Banking Key Indicators (in billions of dollars, except branches)
Branches	4,162	4,161	4,168	4,200	4,200	1%
Accounts (in millions)	59.2	58.9	59.8	59.5	59.4	—
Average Deposits	$289.2	$291.4	$295.6	$301.9	$307.0	6%
Investment Sales (International Only)	$24.1	$23.4	$21.3	$23.7	$25.4	5%
Investment AUMs	$120.8	$116.8	$125.4	$130.5	$133.9	11%
Average Loans	$109.5	$109.3	$111.5	$115.2	$121.4	11%
EOP Loans:
Real Estate Lending	$56.0	$54.7	$56.5	$59.5	$63.9	14%
Commerical Markets	26.9	28.8	29.6	30.8	33.1	23%
Personal and Other	27.7	25.6	27.6	27.6	28.3	—
EOP Loans	$110.6	$109.1	$113.7	$117.9	$125.3	13%

Net Interest Revenue (1)	$2,564	$2,559	$2,504	$2,595	$2,634	3%
As a % of Average Loans	9.50%	9.39%	8.91%	8.94%	8.80%

Net Credit Losses	$289	$304	$333	$343	$277	(4)%
As a % of Average Loans	1.07%	1.12%	1.18%	1.18%	0.93%
Loans 90+ Days Past Due (2)	$827	$877	$849	$773	$811	(2)%
As a % of EOP Loans	0.75%	0.80%	0.75%	0.66%	0.65%
Loans 30-89 Days Past Due (2)	$1,306	$1,207	$1,279	$1,148	$1,145	(12)%
As a % of EOP Loans	1.18%	1.11%	1.13%	0.98%	0.92%

Citi-Branded Cards Key Indicators (in billions of dollars)
EOP Open Accounts (in millions)	51.3	50.8	51.1	51.3	51.7	1%
Purchase Sales	$60.1	$63.9	$65.5	$70.5	$64.9	8%

Average Loans (3)	$112.0	$108.5	$109.5	$110.6	$110.3	(2)%
EOP Loans (3)	$110.2	$109.4	$111.1	$114.1	$109.6	—
Average Yield (4)	14.89%	14.39%	14.18%	13.95%	14.89%
Net Interest Revenue (5)	$3,358	$3,207	$3,184	$3,259	$3,128	(7)%
As a % of Average Loans	12.16%	11.86%	11.54%	11.69%	11.50%
Net Credit Losses	$2,751	$2,618	$2,398	$2,185	$1,831	(33)%
As a % of Average Loans	9.96%	9.68%	8.69%	7.84%	6.73%
Net Credit Margin (6)	$1,517	$1,493	$1,752	$1,878	$2,198	45%
As a % of Average Loans	5.49%	5.52%	6.35%	6.74%	8.08%
Loans 90+ Days Past Due	$3,155	$2,929	$2,590	$2,341	$2,172	(31)%
As a % of EOP Loans	2.86%	2.68%	2.33%	2.05%	1.98%
Loans 30-89 Days Past Due	$3,094	$2,727	$2,543	$2,407	$2,217	(28)%
As a % of EOP Loans	2.81%	2.49%	2.29%	2.11%	2.02%

(1)	Also includes Net Interest Revenue related to the international regions’ deposit balances in excess of the average loan portfolio.

(2)

The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies. See Note 1 on North America Regional Consumer Banking on page 10.

(3)	Average Loans, EOP Loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(4)	Average Yield is gross interest revenue earned divided by average loans.
(5)	Net Interest Revenue includes certain fees that are recorded as interest revenue.
(6)	Net Credit Margin is Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING NORTH AMERICA Page 1 (In millions of dollars)

						1Q11 vs.
	1Q	2Q	3Q	4Q	1Q	1Q10 Increase/
	2010	2010	2010	2010	2011	(Decrease)

Net Interest Revenue	$2,954	$2,778	$2,734	$2,750	$2,624	(11)%
Non-Interest Revenue	847	915	1,006	806	710	(16)%
Total Revenues, Net of Interest Expense (1)	3,801	3,693	3,740	3,556	3,334	(12)%
Total Operating Expenses	1,621	1,513	1,458	1,574	1,689	4%
Net Credit Losses	2,157	2,126	1,971	1,768	1,440	(33)%
Credit Reserve Build / (Release)	4	(9)	40	(348)	(649)	NM
Provision for Unfunded Lending Committments	—	—	—	—	—	—
Provision for Benefits & Claims	8	5	6	5	6	(25)%
Provision for Loan Losses and for Benefits and Claims	2,169	2,122	2,017	1,425	797	(63)%
Income (loss) from Continuing Operations before Taxes	11	58	265	557	848	NM
Income Taxes (benefits)	(4)	6	88	154	297	NM
Income (loss) from Continuing Operations	15	52	177	403	551	NM
Net Income (loss) Attributable to Minority Interests	—	—	—	—	—	—
Net Income (Loss)	$15	$52	$177	$403	$551	NM
Average Assets (in billions of dollars)	$121	$117	$118	$120	$120	(1)%
Return on Assets	0.05%	0.18%	0.60%	1.33%	1.86%

Net Credit Losses as a % of Average Loans	7.85%	7.98%	7.40%	6.68%	5.52%

Revenue by Business
Retail Banking	$1,280	$1,323	$1,372	$1,350	$1,187	(7)%
Citi-Branded Cards	2,521	2,370	2,368	2,206	2,147	(15)%
Total Revenues	$3,801	$3,693	$3,740	$3,556	$3,334	(12)%

Net Credit Losses by Business
Retail Banking	$73	$79	$90	$97	$88	21%
Citi-Branded Cards	2,084	2,047	1,881	1,671	1,352	(35)%
Total Net Credit Losses	$2,157	$2,126	$1,971	$1,768	$1,440	(33)%

Income (loss) from Continuing Operations by Business
Retail Banking	$165	$206	$205	$183	$91	(45)%
Citi-Branded Cards	(150)	(154)	(28)	220	460	NM
Total	$15	$52	$177	$403	$551	NM

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING NORTH AMERICA Page 2

						1Q11 vs.
	1Q	2Q	3Q	4Q	1Q	1Q10 Increase/
	2010	2010	2010	2010	2011	(Decrease)

Retail Banking Key Indicators (in billions of dollars, except branches)
Branches	1,003	1,002	1,000	1,001	1,000	—
Accounts (in millions)	13.5	13.3	13.3	13.1	13.0	(4)%
Investment AUMs	$32.6	$28.8	$29.8	$30.4	$29.9	(8)%

Average Deposits	$144.2	$145.5	$144.9	$144.5	$143.6	—

Average Loans	$32.2	$30.7	$29.7	$29.7	$31.9	(1)%

EOP Loans:
Real Estate Lending	$24.4	$23.1	$22.3	$23.5	$25.8	6%
Commercial Markets	2.1	2.2	2.1	2.1	2.2	5%
Personal and Other	5.0	4.9	5.0	5.1	5.0	—
Total EOP Loans	$31.5	$30.2	$29.4	$30.7	$33.0	5%

Mortgage Originations	$10.3	$11.2	$18.6	$21.8	$14.1	37%

Third Party Mortgage Servicing Portfolio (EOP in billions)	$191.2	$190.8	$191.4	$191.9	$196.0	3%

Net Servicing & Gain/(Loss) on Sale	$207.8	$271.7	$344.3	$282.4	$129.0	(38)%

Net Interest Revenue on Loans	$183	$162	$152	$142	$170	(7)%
As a % of Avg. Loans	2.30%	2.12%	2.03%	1.90%	2.16%
Net Credit Losses	$73	$79	$90	$97	$88	21%
As a % of Avg. Loans	0.92%	1.03%	1.20%	1.30%	1.12%
Loans 90+ Days Past Due (1)	$142	$245	$221	$228	$241	70%
As a % of EOP Loans	0.45%	0.81%	0.77%	0.76%	0.75%
Loans 30-89 Days Past Due (1)	$236	$241	$243	$212	$185	(22)%
As a % of EOP Loans	0.75%	0.80%	0.85%	0.71%	0.58%

(1)

The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+Days Past Due and (EOP Loans) are $188 million and ($0.8 billion) and $235 million and ($0.8) billion, and $352 million ($0.9) billion as of September 30, 2010, December 31, 2010 and March 31, 2011, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) are $15 million and ($0.8 billion), $30 million and ($0.8) billion, and $52 million ($0.9) billion as of September 30, 2010, December 31, 2010 and March 31, 2011, respectively.

NM Not meaningful
Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING NORTH AMERICA Page 3

						1Q11 vs.
	1Q	2Q	3Q	4Q	1Q	1Q10 Increase/
	2010	2010	2010	2010	2011	(Decrease)

Citi-Branded Cards Key Indicators (in billions of dollars) (1)
EOP Open Accounts (in millions)	21.8	21.3	21.2	21.2	21.1	(3)%
Purchase Sales	$36.2	$39.3	$39.0	$40.4	$36.3	—

Average Loans (1)	$79.2	$76.2	$76.0	$75.3	$73.9	(7)%

EOP Loans (1)	$77.7	$77.2	$76.6	$77.5	$73.2	(6)%

Average Yield (2)	13.58%	12.70%	12.05%	11.67%	11.43%
Net Interest Revenue (3)	$2,103	$1,940	$1,927	$1,914	$1,791	(15)%
As a % of Avg. Loans (3)	10.77%	10.21%	10.06%	10.08%	9.83%
Net Credit Losses	$2,084	$2,047	$1,881	$1,671	$1,352	(35)%
As a % of Average Loans	10.67%	10.77%	9.82%	8.80%	7.42%
Net Credit Margin (4)	$437	$318	$481	$530	$789	81%
As a % of Avg. Loans (4)	2.24%	1.67%	2.51%	2.79%	4.33%
Loans 90+ Days Past Due	$2,304	$2,130	$1,807	$1,597	$1,432	(38)%
As a % of EOP Loans	2.97%	2.76%	2.36%	2.06%	1.96%
Loans 30-89 Days Past Due	$2,145	$1,828	$1,687	$1,539	$1,327	(38)%
As a % of EOP Loans	2.76%	2.37%	2.20%	1.99%	1.81%

(1)	Average Loans, EOP Loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(2)	Average Yield is gross interest revenue earned divided by average loans.
(3)	Net Interest Revenue includes certain fees that are recorded as interest revenue.
(4)	Net Credit Margin represents Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

NM Not meaningful
Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING EMEA - PAGE 1 (In millions of dollars)

						1Q11 vs.
	1Q	2Q	3Q	4Q	1Q	1Q10 Increase/
	2010	2010	2010	2010	2011	(Decrease)

Net Interest Revenue	$248	$230	$222	$231	$228	(8)%
Non-Interest Revenue	157	146	127	150	170	8%
Total Revenues, Net of Interest Expense	405	376	349	381	398	(2)%
Total Operating Expenses	282	270	306	325	308	9%
Net Credit Losses	97	85	65	73	49	(49)%
Credit Reserve Build / (Release)	(10)	(46)	(51)	(12)	(33)	NM
Provision for Unfunded Lending Committments	—	(4)	—	—	—	—
Provision for Benefits & Claims	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	87	35	14	61	16	(82)%
Income (loss) from Continuing Operations before Taxes	36	71	29	(5)	74	NM
Income Taxes (benefits)	12	23	9	(6)	25	—
Income (loss) from Continuing Operations	24	48	20	1	49	NM
Net Income (loss) Attributable to Minority Interests	—	—	(1)	—	—	—
Net Income (Loss)	$24	$48	$21	$1	$49	NM
Average Assets (in billions of dollars)	$10	$10	$10	$10	$10	0%
Return on Assets	0.97%	1.93%	0.83%	0.04%	1.99%

Net Credit Losses as a % of Average Loans	4.98%	4.74%	3.53%	4.08%	2.69%

Revenue by Business
Retail Banking	$222	$205	$186	$217	$219	(1)%
Citi-Branded Cards	183	171	163	164	179	(2)%
Total	$405	$376	$349	$381	$398	(2)%

Income (loss) from Continuing Operations by Business
Retail Banking	$(9)	$6	$(21)	$(29)	$4	NM
Citi-Branded Cards	33	42	41	30	45	36%
Total	$24	$48	$20	$1	$49	NM

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING EMEA - PAGE 2

						1Q11 vs.
	1Q	2Q	3Q	4Q	1Q	1Q10 Increase/
	2010	2010	2010	2010	2011	(Decrease)

Retail Banking Key Indicators (in billions of dollars, except branches)

Branches	310	304	300	298	297	(4)%
Accounts (in millions)	3.7	3.7	3.7	3.7	3.6	(3)%
Average Deposits	$9.7	$8.9	$9.1	$9.2	$9.7	—
Investment Sales	$0.7	$0.7	$0.6	$0.9	$1.0	43%
Investment AUMs	$4.4	$4.1	$4.6	$4.9	$5.3	20%
Average Loans	$5.0	$4.5	$4.5	$4.3	$4.5	(10)%
EOP Loans:
Real Estate Lending	$0.1	$0.1	$0.1	$0.1	$0.1	—
Commercial Markets	1.5	1.4	1.6	1.5	1.8	20%
Personal and Other	3.3	2.8	3.0	2.8	2.8	(15)%
Total EOP Loans	$4.9	$4.3	$4.7	$4.4	$4.7	(4)%

Net Interest Revenue (1)	$125	$113	$104	$116	$110	(12)%
As a % of Average Loans (1)	10.14%	10.07%	9.17%	10.70%	9.91%
Net Credit Losses	$47	$46	$34	$44	$23	(51)%
As a % of Average Loans	3.81%	4.10%	3.00%	4.06%	2.07%
Loans 90+ Days Past Due	$116	$117	$112	$96	$86	(26)%
As a % of EOP Loans	2.37%	2.72%	2.38%	2.18%	1.83%
Loans 30-89 Days Past Due	$203	$158	$156	$136	$143	(30)%
As a % of EOP Loans	4.14%	3.67%	3.32%	3.09%	3.04%

Citi-Branded Cards Key Indicators (in billions of dollars)
EOP Open Accounts (in millions)	2.6	2.4	2.5	2.5	2.5	(4)%
Purchase Sales	$2.1	$2.1	$2.3	$2.5	$2.3	10%
Average Loans (2)	$2.9	$2.7	$2.8	$2.8	$2.9	—
EOP Loans (2)	$2.9	$2.6	$2.9	$2.8	$2.9	—
Average Yield (3)	21.31%	20.90%	21.03%	20.54%	20.61%

Net Interest Revenue (4)	$123	$117	$118	$115	$118	(4)%
As a % of Avg. Loans (4)	17.20%	17.38%	16.72%	16.29%	16.50%
Net Credit Losses	$50	$39	$31	$29	$26	(48)%
As a % of Average Loans	6.99%	5.79%	4.39%	4.11%	3.64%
Net Credit Margin (5)	$133	$132	$132	$135	$153	15%
As a % of Avg. Loans (5)	18.60%	19.61%	18.70%	19.13%	21.40%
Loans 90+ Days Past Due	$77	$72	$69	$58	$60	(22)%
As a % of EOP Loans	2.66%	2.77%	2.38%	2.07%	2.07%
Loans 30-89 Days Past Due	$113	$90	$86	$72	$78	(31)%
As a % of EOP Loans	3.90%	3.46%	2.97%	2.57%	2.69%

(1)	Also includes Net Interest Revenue related to the region’s deposit balances in excess of the average loan portfolio.
(2)	Average Loans, EOP Loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.
(3)	Average Yield is gross interest revenue earned divided by average loans.
(4)	Net Interest Revenue includes certain fees that are recorded as interest revenue.
(5)	Net Credit Margin is Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING LATIN AMERICA - PAGE 1 (In millions of dollars)

						1Q11 vs.
	1Q	2Q	3Q	4Q	1Q	1Q10 Increase/
	2010	2010	2010	2010	2011	(Decrease)

Net Interest Revenue	$1,458	$1,471	$1,501	$1,579	$1,574	8%
Non-Interest Revenue	618	647	732	721	735	19%
Total Revenues, Net of Interest Expense	2,076	2,118	2,233	2,300	2,309	11%
Total Operating Expenses	1,175	1,294	1,290	1,413	1,365	16%
Net Credit Losses	509	457	450	451	407	(20)%
Credit Reserve Build / (Release)	(136)	(241)	(300)	(149)	(146)	(7)%
Provision for Unfunded Lending Committments	—	—	—	—	—	—
Provision for Benefits & Claims	36	22	32	37	38	6%
Provision for Loan Losses and for Benefits and Claims	409	238	182	339	299	(27)%
Income (loss) from Continuing Operations before Taxes	492	586	761	548	645	31%
Income Taxes (benefits)	125	113	224	114	161	29%
Income (loss) from Continuing Operations	367	473	537	434	484	32%
Net Income (loss) Attributable to Minority Interests	(5)	—	(3)	—	(2)	60%
Net Income (Loss)	$372	$473	$540	$434	$486	31%
Average Assets (in billions of dollars)	$72	$74	$74	$75	$79	10%
Return on Assets	2.10%	2.56%	2.90%	2.30%	2.49%

Net Credit Losses as a % of Average Loans	6.75%	5.84%	5.48%	5.22%	4.60%

Revenue by Business
Retail Banking	$1,196	$1,236	$1,300	$1,343	$1,348	13%
Citi-Branded Cards	880	882	933	957	961	9%
Total	$2,076	$2,118	$2,233	$2,300	$2,309	11%

Income (loss) from Continuing Operations by Business
Retail Banking	$234	$257	$256	$213	$305	30%
Citi-Branded Cards	133	216	281	221	179	35%
Total	$367	$473	$537	$434	$484	32%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING LATIN AMERICA - PAGE 2

						1Q11 vs.
	1Q	2Q	3Q	4Q	1Q	1Q10 Increase/
	2010	2010	2010	2010	2011	(Decrease)

Retail Banking Key Indicators (in billions of dollars, except branches)

Branches	2,145	2,151	2,161	2,190	2,196	2%
Accounts (in millions)	25.9	25.9	26.5	26.6	26.6	3%
Average Deposits	$39.6	$39.9	$40.6	$42.6	$45.6	15%
Investment Sales	$14.5	$13.1	$10.6	$10.0	$13.1	(10)%
Investment AUMs	$37.9	$39.1	$43.2	$45.0	$47.4	25%
Average Loans	$18.5	$19.4	$20.3	$21.3	$22.5	22%
EOP Loans:
Real Estate Lending	$3.6	$3.7	$3.9	$4.2	$4.7	31%
Commercial Markets	9.8	10.5	11.1	11.8	12.5	28%
Personal and Other	6.0	5.4	5.8	5.6	6.3	5%
Total EOP Loans	$19.4	$19.6	$20.8	$21.6	$23.5	21%

Net Interest Revenue (1)	$790	$794	$814	$855	$876	11%
As a % of Avg. Loans (1)	17.32%	16.42%	15.91%	15.93%	15.79%
Net Credit Losses	$91	$96	$128	$123	$103	13%
As a % of Average Loans	1.99%	1.98%	2.50%	2.29%	1.86%
Loans 90+ Days Past Due	$323	$308	$290	$224	$249	(23)%
As a % of EOP Loans	1.66%	1.57%	1.39%	1.04%	1.06%
Loans 30-89 Days Past Due	$391	$338	$404	$267	$326	(17)%
As a % of EOP Loans	2.02%	1.72%	1.94%	1.24%	1.39%

Citi-Branded Cards Key Indicators (in billions of dollars)
EOP Open Accounts (in millions)	12.1	12.2	12.4	12.5	12.7	5%
Purchase Sales	$7.3	$7.5	$8.2	$9.6	$9.1	25%
Average Loans (2)	$12.1	$12.0	$12.3	$13.0	$13.4	11%
EOP Loans (2)	$12.1	$12.0	$12.6	$13.4	$13.5	12%
Average Yield (3)	24.58%	25.10%	26.00%	27.70%	25.67%

Net Interest Revenue (4)	$668	677	$687	$724	$698	4%
As a % of Avg. Loans (4)	22.39%	22.63%	22.16%	22.10%	21.13%
Net Credit Losses	$418	361	$322	328	$304	(27)%
As a % of Average Loans	14.01%	12.07%	10.39%	10.01%	9.20%
Net Credit Margin (5)	$462	$521	$611	$629	$657	42%
As a % of Avg. Loans (5)	15.48%	17.41%	19.71%	19.20%	19.88%
Loans 90+ Days Past Due	$510	$481	$472	$446	$445	(13)%
As a % of EOP Loans	4.21%	4.01%	3.75%	3.33%	3.30%
Loans 30-89 Days Past Due	$475	$485	$442	$456	$454	(4)%
As a % of EOP Loans	3.93%	4.04%	3.51%	3.40%	3.36%

(1)	Also includes Net Interest Revenue related to the region’s deposit balances in excess of the average loan portfolio.
(2)	Average Loans, EOP Loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.
(3)	Average Yield is gross interest revenue earned divided by average loans.
(4)	Net Interest Revenue includes certain fees that are recorded as interest revenue.
(5)	Net Credit Margin is Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING ASIA - PAGE 1 (In millions of dollars)

						1Q11 vs.
	1Q	2Q	3Q	4Q	1Q	1Q10 Increase/
	2010	2010	2010	2010	2011	(Decrease)

Net Interest Revenue	$1,257	$1,295	$1,232	$1,304	$1,326	5%
Non-Interest Revenue	543	550	607	626	575	6%
Total Revenues, Net of Interest Expense	1,800	1,845	1,839	1,930	1,901	6%
Total Operating Expenses	920	962	1,036	1,131	1,120	22%
Net Credit Losses	277	254	245	236	212	(23)%
Credit Reserve Build / (Release)	(38)	(112)	(92)	(43)	(34)	11%
Provision for Unfunded Lending Committments	—	—	—	—	—	—
Provision for Benefits & Claims	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	239	142	153	193	178	(26)%
Income (loss) from Continuing Operations before Taxes	641	741	650	606	603	(6)%
Income Taxes (benefits)	74	175	153	97	142	92%
Income (loss) from Continuing Operations	567	566	497	509	461	(19)%
Net Income (loss) Attributable to Minority Interests	—	—	—	—	—	—
Net Income (Loss)	$567	$566	$497	$509	$461	(19)%
Average Assets (in billions of dollars)	$105	$105	$109	$114	$118	12%
Return on Assets	2.19%	2.16%	1.81%	1.77%	1.58%

Net Credit Losses as a % of Average Loans	1.57%	1.41%	1.29%	1.18%	1.04%

Revenue by Business
Retail Banking	$1,116	$1,152	$1,147	$1,189	$1,153	3%
Citi-Branded Cards	684	693	692	741	748	9%
Total	$1,800	$1,845	$1,839	$1,930	$1,901	6%

Income (loss) from Continuing Operations by Business
Retail Banking	$409	$374	$324	$335	$281	(31)%
Citi-Branded Cards	158	192	173	174	180	14%
Total	$567	$566	$497	$509	$461	(19)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING ASIA - PAGE 2

						1Q11 vs.
	1Q	2Q	3Q	4Q	1Q	1Q10 Increase/
	2010	2010	2010	2010	2011	(Decrease)

Retail Banking Key Indicators (in billions of dollars, except branches)

Branches	704	704	707	711	707	—
Accounts (in millions)	16.1	16.0	16.3	16.1	16.2	1%
Average Deposits	$95.7	$97.1	$101.0	$105.6	$108.1	13%
Investment Sales	$8.9	$9.6	$10.1	$12.8	$11.3	27%
Investment AUMs	$45.9	$44.8	$47.8	$50.2	$51.3	12%
Average Loans	$53.8	$54.7	$57.0	$59.9	$62.5	16%
EOP Loans:
Real Estate Lending	$27.9	$27.8	$30.2	$31.7	$33.3	19%
Commercial Markets	13.5	14.7	14.8	15.4	16.6	23%
Personal and Other	13.4	12.5	13.8	14.1	14.2	6%
Total EOP Loans	$54.8	$55.0	$58.8	$61.2	$64.1	17%

Net Interest Revenue (1)	$793	$822	$780	$798	$805	2%
As a % of Avg. Loans (1)	5.98%	6.03%	5.43%	5.29%	5.22%
Net Credit Losses	$78	$83	$81	$79	$63	(19)%
As a % of Average Loans	0.59%	0.61%	0.56%	0.52%	0.41%
Loans 90+ Days Past Due	$246	$207	$226	$225	$235	(4)%
As a % of EOP Loans	0.45%	0.38%	0.38%	0.37%	0.37%
Loans 30-89 Days Past Due	$476	$470	$476	$533	$491	3%
As a % of EOP Loans	0.87%	0.85%	0.81%	0.87%	0.77%

Citi-Branded Cards Key Indicators (in billions of dollars)
EOP Open Accounts (in millions)	14.8	14.9	15.0	15.1	15.4	4%
Purchase Sales	$14.5	$15.0	$16.0	$18.0	$17.2	19%
Average Loans (2)	$17.8	$17.6	$18.4	$19.5	$20.1	13%
EOP Loans (2)	$17.5	$17.6	$19.0	$20.4	$20.0	14%
Average Yield (3)	13.17%	13.20%	12.32%	12.65%	12.88%

Net Interest Revenue (4)	$464	473	$452	$506	$521	12%
As a % of Avg. Loans (4)	10.57%	10.78%	9.75%	10.29%	10.51%
Net Credit Losses	$199	$171	$164	$157	$149	(25)%
As a % of Average Loans	4.53%	3.90%	3.54%	3.19%	3.01%
Net Credit Margin (5)	$485	$522	$528	$584	$599	24%
As a % of Avg. Loans (5)	11.05%	11.90%	11.38%	11.88%	12.09%
Loans 90+ Days Past Due	$264	$246	$242	$240	$235	(11)%
As a % of EOP Loans	1.51%	1.40%	1.27%	1.18%	1.18%
Loans 30-89 Days Past Due	$361	$324	$328	$340	$358	(1)%
As a % of EOP Loans	2.06%	1.84%	1.73%	1.67%	1.79%

(1)	Also includes Net Interest Revenue related to the region’s deposit balances in excess of the average loan portfolio.
(2)	Average Loans, EOP Loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.
(3)	Average Yield is gross interest revenue earned divided by average loans.
(4)	Net Interest Revenue includes certain fees that are recorded as interest revenue.
(5)	Net Credit Margin is Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP (In millions of dollars)

						1Q11 vs.
	1Q	2Q	3Q	4Q	1Q	1Q10 Increase/
	2010	2010	2010	2010	2011	(Decrease)

Commissions and Fees	$1,108	$1,086	$1,016	$1,056	$1,132	2%
Administration and Other Fiduciary Fees	721	615	672	739	744	3%
Investment Banking	953	592	829	1,146	793	(17)%
Principal Transactions	3,307	1,777	1,539	(1,056)	2,260	(32)%
Other	398	419	286	339	(121)	NM
Total Non-Interest Revenue	6,487	4,489	4,342	2,224	4,808	(26)%
Net Interest Revenue (including Dividends)	3,953	3,968	3,786	3,869	3,754	(5)%
Total Revenues, Net of Interest Expense	10,440	8,457	8,128	6,093	8,562	(18)%
Total Operating Expenses	4,597	5,137	4,841	4,999	5,119	11%
Net Credit Losses	102	43	289	134	210	NM
Provision for Unfunded Lending Commitments	(7)	(22)	1	—	4	NM
Credit Reserve Build / (Release)	(180)	(231)	(24)	(189)	(396)	NM
Provision for Benefits & Claims	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	(85)	(210)	266	(55)	(182)	NM
Income (loss) from Continuing Operations before Taxes	5,928	3,530	3,021	1,149	3,625	(39)%
Income Taxes (benefits)	1,812	930	719	24	1,075	(41)%
Income from Continuing Operations	4,116	2,600	2,302	1,125	2,550	(38)%
Net Income Attributable to Minority Interests	26	20	34	51	13	(50)%
Net Income	$4,090	$2,580	$2,268	$1,074	$2,537	(38)%
Average Assets (in billions of dollars)	$925	$944	$941	$975	$996	8%
Return on Assets	1.79%	1.10%	0.96%	0.44%	1.03%

Revenue by Region
North America	$4,192	$3,263	$2,823	$1,597	$2,938	(30)%
EMEA	3,348	2,610	2,568	1,672	2,895	(14)%
Latin America	951	914	1,023	1,134	990	4%
Asia	1,949	1,670	1,714	1,690	1,739	(11)%
Total	$10,440	$8,457	$8,128	$6,093	$8,562	(18)%

Income from Continuing Operations by Region
North America	$1,583	$974	$558	$(118)	$571	(64)%
EMEA	1,324	675	803	228	1,043	(21)%
Latin America	421	354	444	512	442	5%
Asia	788	597	497	503	494	(37)%
Total	$4,116	$2,600	$2,302	$1,125	$2,550	(38)%

Average Loans by Region (in billions)
North America	$68	68	66	66	$66	(3)%
EMEA	37	37	38	40	42	14%
Latin America	22	21	22	23	24	9%
Asia	30	34	37	41	44	47%
Total	$157	$160	$163	$170	$176	12%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP SECURITIES AND BANKING (In millions of dollars)

						1Q11 vs.
	1Q	2Q	3Q	4Q	1Q	1Q10 Increase/
	2010	2010	2010	2010	2011	(Decrease)

Net Interest Revenue	$2,565	$2,570	$2,353	$2,439	$2,324	(9)%
Non-Interest Revenue	5,438	3,385	3,240	1,094	3,688	(32)%
Total Revenues, Net of Interest Expense	8,003	5,955	5,593	3,533	6,012	(25)%
Total Operating Expenses	3,437	3,958	3,607	3,678	3,802	11%
Net Credit Losses	101	42	288	132	204	NM
Provision for Unfunded Lending Commitments	(7)	(22)	1	—	4	NM
Credit Reserve Build / (Release)	(162)	(196)	(8)	(194)	(397)	NM
Provision for Benefits & Claims	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	(68)	(176)	281	(62)	(189)	NM
Income (loss) from Continuing Operations before Taxes	4,634	2,173	1,705	(83)	2,399	(48)%
Income Taxes (benefits)	1,453	501	325	(337)	694	(52)%
Income from Continuing Operations	3,181	1,672	1,380	254	1,705	(46)%
Net Income (loss) Attributable to Minority Interests	21	15	29	45	9	(57)%
Net Income	$3,160	$1,657	$1,351	$209	$1,696	(46)%
Average Assets (in billions of dollars)	827	845	833	856	875	6%
Return on Assets	1.55%	0.79%	0.64%	0.10%	0.79%

Revenue Details:
Investment Banking:
Advisory	$198	$88	$237	$197	$143	(28)%
Equity Underwriting	224	157	152	404	204	(9)%
Debt Underwriting	635	429	541	566	504	(21)%
Total Investment Banking	1,057	674	930	1,167	851	(19)%
Lending	243	522	(18)	185	244	—
Equity Markets	1,213	652	1,040	596	1,070	(12)%
Fixed Income Markets	5,380	3,713	3,501	1,481	3,795	(29)%
Private Bank	494	512	497	501	515	4%
Other Securities and Banking	(384)	(118)	(357)	(397)	(463)	(21)%
Total Securities and Banking Revenues	$8,003	$5,955	$5,593	$3,533	$6,012	(25)%

Credit Valuation Adjustment (CVA) {included in lines above}	285	255	99	(1,038)	(229)	NM
Total Revenues Excluding CVA	$7,718	$5,700	$5,494	$4,571	$6,241	(19)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP TRANSACTION SERVICES (In millions of dollars)

						1Q11 vs.
	1Q	2Q	3Q	4Q	1Q	1Q10 Increase/
	2010	2010	2010	2010	2011	(Decrease)

Net Interest Revenue	$1,388	$1,398	$1,433	$1,430	$1,430	3%
Non-Interest Revenue	1,049	1,104	1,102	1,130	1,120	7%
Total Revenues, Net of Interest Expense	2,437	2,502	2,535	2,560	2,550	5%
Total Operating Expenses	1,160	1,179	1,234	1,321	1,317	14%
Net Credit Losses	1	1	1	2	6	NM
Provision for Unfunded Lending Commitments	—	—	—	—	—	—
Credit Reserve Build / (Release)	(18)	(35)	(16)	5	1	NM
Provision for Benefits & Claims	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	(17)	(34)	(15)	7	7	NM
Income from Continuing Operations before Taxes	1,294	1,357	1,316	1,232	1,226	(5)%
Income Taxes	359	429	394	361	381	6%
Income from Continuing Operations	935	928	922	871	845	(10)%
Net Income Attributable to Minority Interests	5	5	5	6	4	(20)%
Net Income	$930	$923	$917	$865	$841	(10)%
Average Assets (in billions of dollars)	$98	$99	$108	$119	$121	23%
Return on Assets	3.85%	3.74%	3.37%	2.88%	2.82%

Revenue Details
Treasury and Trade Solutions	$1,781	$1,805	$1,846	$1,830	$1,832	3%
Securities and Fund Services	656	697	689	730	718	9%
Total	$2,437	$2,502	$2,535	$2,560	$2,550	5%

Average Deposits and Other Customer Liability Balances (in billions)
North America	$72	74	81	78	$79	10%
EMEA	106	106	111	116	118	11%
Latin America	26	25	26	29	32	23%
Asia	115	115	122	130	126	10%
Total	$319	$320	$340	$353	$355	11%

EOP Assets Under Custody (in trillions of dollars)	$11.8	$11.3	$12.4	$12.6	$13.0	10%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP North America (In millions of dollars)

						1Q11 vs.
	1Q	2Q	3Q	4Q	1Q	1Q10 Increase/
	2010	2010	2010	2010	2011	(Decrease)

Net Interest Revenue	$4,554	$4,367	$4,022	$4,050	$3,900	(14)%
Non-Interest Revenue	3,439	2,589	2,541	1,103	2,372	(31)%
Total Revenues, Net of Interest Expense	7,993	6,956	6,563	5,153	6,272	(22)%
Total Operating Expenses	3,462	3,595	3,351	3,561	3,774	9%
Net Credit Losses	2,232	2,144	2,240	1,840	1,595	(29)%
Credit Reserve Build / (Release)	(25)	(72)	215	(477)	(722)	NM
Provision Unfunded Lending Commitments	(1)	(20)	(5)	1	9	NM
Provision for Benefits & Claims	7	5	6	5	6	(14)%
Provision for Credit Losses and for Benefits and Claims	2,213	2,057	2,456	1,369	888	(60)%
Income from Continuing Operations before Taxes	2,318	1,304	756	223	1,610	(31)%
Income Taxes	720	278	21	(62)	488	(32)%
Income from Continuing Operations	1,598	1,026	735	285	1,122	(30)%
Net Income Attributable to Minority Interests	5	1	14	33	(8)	NM
Net Income	$1,593	$1,025	$721	$252	$1,130	(29)%
Average Assets (in billions of dollars)	$548	$561	$537	$550	$545	(1)%
Return on Assets	1.18%	0.73%	0.53%	0.18%	0.84%

Revenue by Business
Retail Banking	$1,280	$1,323	$1,372	$1,350	$1,187	(7)%
Citi-Branded Cards	2,521	2,370	2,368	2,206	2,147	(15)%
Regional Consumer Banking	3,801	3,693	3,740	3,556	3,334	(12)%
Securities and Banking	3,553	2,627	2,203	1,009	2,328	(34)%
Transaction Services	639	636	620	588	610	(5)%
Total Revenues	$7,993	$6,956	$6,563	$5,153	$6,272	(22)%

Income (loss) from Continuing Operations by Business
Retail Banking	$165	$206	$205	$183	$91	(45)%
Citi-Branded Cards	(150)	(154)	(28)	220	460	NM
Regional Consumer Banking	15	52	177	403	551	NM
Securities and Banking	1,422	816	430	(203)	458	(68)%
Transaction Services	161	158	128	85	113	(30)%
Total	$1,598	$1,026	$735	$285	$1,122	(30)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP EMEA (In millions of dollars)

						1Q11 vs.
	1Q	2Q	3Q	4Q	1Q	1Q10 Increase/
	2010	2010	2010	2010	2011	(Decrease)

Net Interest Revenue	$1,174	$1,203	$1,215	$1,210	$1,168	(1)%
Non-Interest Revenue	2,579	1,783	1,702	843	2,125	(18)%
Total Revenues, Net of Interest Expense	3,753	2,986	2,917	2,053	3,293	(12)%
Total Operating Expenses	1,788	2,059	1,821	1,849	1,891	6%
Net Credit Losses	116	94	82	124	92	(21)%
Credit Reserve Build / (Release)	(174)	(165)	(150)	(45)	(274)	(57)%
Provision Unfunded Lending Commitments	(6)	(5)	6	(1)	(5)	17%
Provision for Benefits & Claims	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	(64)	(76)	(62)	78	(187)	NM
Income from Continuing Operations before Taxes	2,029	1,003	1,158	126	1,589	(22)%
Income Taxes	681	280	335	(103)	497	(27)%
Income from Continuing Operations	1,348	723	823	229	1,092	(19)%
Net Income Attributable to Minority Interests	20	17	17	17	21	5%
Net Income	$1,328	$706	$806	$212	$1,071	(19)%
Average Assets (in billions of dollars)	$240	$228	$238	$247	$263	10%
Return on Assets	2.24%	1.24%	1.34%	0.34%	1.65%

Revenue by Business
Retail Banking	$222	$205	$186	$217	$219	(1)%
Citi-Branded Cards	183	171	163	164	179	(2)%
Regional Consumer Banking	405	376	349	381	398	(2)%
Securities and Banking	2,515	1,762	1,733	832	2,059	(18)%
Transaction Services	833	848	835	840	836	—
Total	$3,753	$2,986	$2,917	$2,053	$3,293	(12)%

Income (loss) from Continuing Operations by Business
Retail Banking	$(9)	$6	$(21)	$(29)	$4	NM
Citi-Branded Cards	33	42	41	30	45	36%
Regional Consumer Banking	24	48	20	1	49	NM
Securities and Banking	1,021	355	497	(68)	765	(25)%
Transaction Services	303	320	306	296	278	(8)%
Total	$1,348	$723	$823	$229	$1,092	(19)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP LATIN AMERICA (In millions of dollars)

						1Q11 vs.
	1Q	2Q	3Q	4Q	1Q	1Q10 Increase/
	2010	2010	2010	2010	2011	(Decrease)

Net Interest Revenue	$2,189	$2,176	$2,248	$2,395	$2,357	8%
Non-Interest Revenue	838	856	1,008	1,039	942	12%
Total Revenues, Net of Interest Expense	3,027	3,032	3,256	3,434	3,299	9%
Total Operating Expenses	1,525	1,673	1,692	1,834	1,787	17%
Net Credit Losses	511	471	452	463	411	(20)%
Credit Reserve Build / (Release)	(153)	(256)	(353)	(157)	(239)	(56)%
Provision Unfunded Lending Commitments	—	—	—	—	—	—
Provision for Benefits & Claims	36	22	32	37	38	6%
Provision for Credit Losses and for Benefits and Claims	394	237	131	343	210	(47)%
Income from Continuing Operations before Taxes	1,108	1,122	1,433	1,257	1,302	18%
Income Taxes	320	295	452	311	376	18%
Income from Continuing Operations	788	827	981	946	926	18%
Net Income Attributable to Minority Interests	(5)	1	(2)	—	(3)	40%
Net Income	$793	$826	$983	$946	$929	17%
Average Assets (in billions of dollars)	$146	$150	$151	$159	$171	17%
Return on Assets	2.20%	2.21%	2.58%	2.36%	2.20%

Revenue by Business
Retail Banking	$1,196	$1,236	$1,300	$1,343	$1,348	13%
Citi-Branded Cards	880	882	933	957	961	9%
Regional Consumer Banking	2,076	2,118	2,233	2,300	2,309	11%
Securities and Banking	607	558	639	728	582	(4)%
Transaction Services	344	356	384	406	408	19%
Total	$3,027	$3,032	$3,256	$3,434	$3,299	9%

Income (loss) from Continuing Operations by Business
Retail Banking	$234	$257	$256	$213	$305	30%
Citi-Branded Cards	133	216	281	221	179	35%
Regional Consumer Banking	367	473	537	434	484	32%
Securities and Banking	269	200	274	340	272	1%
Transaction Services	152	154	170	172	170	12%
Total	$788	$827	$981	$946	$926	18%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP ASIA (In millions of dollars)

						1Q11 vs.
	1Q	2Q	3Q	4Q	1Q	1Q10 Increase/
	2010	2010	2010	2010	2011	(Decrease)

Net Interest Revenue	$1,953	$1,996	$1,990	$2,078	$2,081	7%
Non-Interest Revenue	1,796	1,519	1,563	1,542	1,559	(13)%
Total Revenues, Net of Interest Expense	3,749	3,515	3,553	3,620	3,640	(3)%
Total Operating Expenses	1,820	1,849	2,067	2,198	2,149	18%
Net Credit Losses	283	256	246	235	220	(22)%
Credit Reserve Build / (Release)	(8)	(146)	(139)	(62)	(23)	NM
Provision Unfunded Lending Commitments	—	(1)	—	—	—	—
Provision for Benefits & Claims	1	—	—	—	—	(100)%
Provision for Credit Losses and for Benefits and Claims	276	109	107	173	197	(29)%
Income from Continuing Operations before Taxes	1,653	1,557	1,379	1,249	1,294	(22)%
Income Taxes (benefits)	298	394	385	237	339	14%
Income from Continuing Operations	1,355	1,163	994	1,012	955	(30)%
Net Income Attributable to Minority Interests	1	1	1	1	1	—
Net Income	$1,354	$1,162	$993	$1,011	$954	(30)%
Average Assets (in billions of dollars)	$299	$311	$326	$338	$344	15%
Return on Assets	1.84%	1.50%	1.21%	1.19%	1.12%

Revenue by Business
Retail Banking	$1,116	$1,152	$1,147	$1,189	$1,153	3%
Citi-Branded Cards	684	693	692	741	748	9%
Regional Consumer Banking	1,800	1,845	1,839	1,930	1,901	6%
Securities and Banking	1,328	1,008	1,018	964	1,043	(21)%
Transaction Services	621	662	696	726	696	12%
Total	$3,749	$3,515	$3,553	$3,620	$3,640	(3)%

Income (loss) from Continuing Operations by Business
Retail Banking	$409	$374	$324	$335	$281	(31)%
Citi-Branded Cards	158	192	173	174	180	14%
Regional Consumer Banking	567	566	497	509	461	(19)%
Securities and Banking	469	301	179	185	210	(55)%
Transaction Services	319	296	318	318	284	(11)%
Total	$1,355	$1,163	$994	$1,012	$955	(30)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS STATEMENT OF INCOME AND BALANCE SHEET DATA (In millions of dollars)

						1Q11 vs.
	1Q	2Q	3Q	4Q	1Q	1Q10 Increase/
	2010	2010	2010	2010	2011	(Decrease)
Revenues
Net interest revenue	$4,375	$3,971	$3,519	$2,908	$2,630	(40)%
Non-interest revenue	2,175	948	334	1,057	653	(70)%
Total revenues, net of interest expense	6,550	4,919	3,853	3,965	3,283	(50)%

Provisions for Credit Losses and for Benefits and Claims
Net Credit Losses	5,241	4,998	4,640	4,191	3,950	(25)%
Credit Reserve Build / (Release)	340	(800)	(1,567)	(1,473)	(2,112)	NM
Provision for loan losses	5,581	4,198	3,073	2,718	1,838	(67)%
Provision for Benefits & Claims	243	185	189	196	216	(11)%
Provision for unfunded lending commitments	(26)	(45)	26	(37)	21	NM
Total provisions for credit losses and for benefits and claims	5,798	4,338	3,288	2,877	2,075	(64)%

Total operating expenses	2,573	2,435	2,228	2,379	2,019	(22)%

Income (Loss) from Continuing Operations before Income Taxes	(1,821)	(1,854)	(1,663)	(1,291)	(811)	55%
Provision (benefits) for income taxes	(946)	(650)	(597)	(380)	(264)	72%

Income (Loss) from Continuing Operations	(875)	(1,204)	(1,066)	(911)	(547)	37%
Net Income (Loss) attributable to noncontrolling Minority Interests (Minority Interest)	11	8	80	108	61	NM
Citi Holding’s Net Income (Loss)	$(886)	$(1,212)	$(1,146)	$(1,019)	$(608)	31%

Balance Sheet Data (in billions):

Total EOP Assets	$503	$465	$421	$359	$337	(33)%

Total EOP Deposits	$86	$82	$82	$79	$77	(10)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS BROKERAGE AND ASSET MANAGEMENT (In millions of dollars)

						1Q11 vs.
	1Q	2Q	3Q	4Q	1Q	1Q10 Increase/
	2010	2010	2010	2010	2011	(Decrease)

Net Interest Revenue	$(65)	$(71)	$(87)	$(54)	$(46)	—
Non-Interest Revenue	405	212	79	190	183	(55)%
Total Revenues, Net of Interest Expense	340	141	(8)	136	137	(60)%
Total Operating Expenses	273	267	231	216	174	(36)%
Net Credit Losses	11	1	2	3	1	(91)%
Credit Reserve Build / (Release)	(7)	(3)	(4)	(4)	(1)	86%
Provision for Benefits & Claims	9	9	9	11	8	(11)%
Provision for Unfunded Lending Commitments	—	(6)	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	13	1	7	10	8	(38)%
Income (loss) from Continuing Operations before Taxes	54	(127)	(246)	(90)	(45)	NM
Income Taxes (benefits)	(22)	(33)	(93)	(35)	(35)	(59)%
Income (loss) from Continuing Operations	76	(94)	(153)	(55)	(10)	NM
Net Income (loss) Attributable to Minority Interests	(5)	7	6	3	2	NM
Net Income (Loss)	$81	$(101)	$(159)	$(58)	$(12)	NM
EOP Assets (in billions of dollars)	$31	$30	$28	$27	$27	(13)%

EOP Deposits (in billions of dollars)	$59	$57	$57	$58	$58	(2)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS LOCAL CONSUMER LENDING Page 1 (In millions of dollars)

						1Q11 vs.
	1Q	2Q	3Q	4Q	1Q	1Q10 Increase/
	2010	2010	2010	2010	2011	(Decrease)

Net Interest Revenue	$4,020	$3,688	$3,383	$2,740	$2,617	(35)%
Non-Interest Revenue	650	518	164	663	536	(18)%
Total Revenues, Net of Interest Expense	4,670	4,206	3,547	3,403	3,153	(32)%
Total Operating Expenses	2,165	2,039	1,876	1,977	1,763	(19)%
Net Credit Losses	4,938	4,535	3,949	3,618	3,279	(34)%
Credit Reserve Build / (Release)	386	(421)	(953)	(783)	(1,110)	NM
Provision for Benefits & Claims	234	176	180	185	208	(11)%
Provision for Unfunded Lending Commitments	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	5,558	4,290	3,176	3,020	2,377	(57)%
Income (loss) from Continuing Operations before Taxes	(3,053)	(2,123)	(1,505)	(1,594)	(987)	68%
Income Taxes (benefits)	(1,224)	(897)	(675)	(491)	(388)	68%
Income (loss) from Continuing Operations	(1,829)	(1,226)	(830)	(1,103)	(599)	67%
Net Income (loss) Attributable to Minority Interests	—	7	—	1	—	—
Net Income (Loss)	$(1,829)	$(1,233)	$(830)	$(1,104)	$(599)	67%
Average Assets (in billions of dollars)	$355	$333	$317	$291	$246	(31)%
EOP Assets (in billions of dollars)	$346	$323	$298	$252	$237	(32)%

Net Credit Losses as a % of Average Loans	6.30%	6.03%	6.31%	6.21%	6.10%

Revenue by Business
International	$335	$444	$500	$231	$115	(66)%
Retail Partner Cards	2,206	2,113	2,060	1,787	1,741	(21)%
North America (ex Cards)	2,129	1,649	987	1,385	1,297	(39)%
Total Revenues	$4,670	$4,206	$3,547	$3,403	$3,153	(32)%

Net Credit Losses by Business
International	$612	$495	$444	$376	$341	(44)%
Retail Partner Cards	1,932	1,775	1,505	1,352	1,111	(42)%
North America (ex Cards)	2,394	2,265	2,000	1,890	1,827	(24)%
Total Net Credit Losses	$4,938	$4,535	$3,949	$3,618	$3,279	(34)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS LOCAL CONSUMER LENDING - Page 2 (In millions of dollars, except branches)

	1Q 2010	2Q 2010	3Q 2010	4Q 2010	1Q 2011	1Q11 vs. 1Q10 Increase/ (Decrease)

International Key Indicators

Branches	539	537	537	506	503	(7)%

Average Loans (in billions of dollars) (2)	$30.0	$26.1	$25.0	$23.6	$18.9	(37)%

EOP Loans (2):
Real Estate Lending	$7.8	$7.0	$7.0	$6.6	$6.5	(17)%
Cards	7.0	6.2	6.5	6.2	3.5	(50)%
Commercial Markets	1.1	0.9	1.0	0.9	0.8	(27)%
Personal and Other	11.8	10.5	10.2	8.2	7.3	(38)%
EOP Loans (in billions of dollars)	$27.7	$24.6	$24.7	$21.9	$18.1	(35)%
Net Interest Revenue	$465	$390	$396	$144	$20	(96)%
As a % of Average Loans	6.29%	5.99%	6.28%	2.42%	0.43%
Net Credit Losses	$612	$495	$444	$376	$341	(44)%
As a % of Average Loans	8.27%	7.61%	7.05%	6.32%	7.32%
Loans 90+ Days Past Due	$953	$724	$713	$657	$571	(40)%
As a % of EOP Loans	3.44%	2.94%	2.89%	3.00%	3.15%
Loans 30-89 Days Past Due	$1,059	$939	$978	$848	$815	(23)%
As a % of EOP Loans	3.82%	3.82%	3.96%	3.87%	4.50%

North America Key Indicators - Retail Partner Cards (1)

EOP Open Accounts (in millions)	95.1	92.4	90.8	89.1	86.5	(9)%
Purchase Sales (in billions of dollars)	$18.7	$21.4	$20.1	$21.9	$16.3	(13)%

Average Loans (1)	$57.1	$53.1	$48.8	$45.8	$43.8	(23)%

EOP Loans (in billions of dollars) (1)	$54.5	$50.2	$46.0	$46.4	$41.3	(24)%

Average Yield (2)	18.27%	18.31%	18.53%	17.69%	18.74%
Net Interest Revenue (3)	$2,044	$1,989	$1,878	$1,664	$1,651	(19)%
As a % of Avg. Managed Loans	14.52%	15.02%	15.27%	14.41%	15.29%

Net Credit Losses	$1,932	$1,775	$1,505	$1,352	$1,111	(42)%
As a % of Avg. Managed Loans	13.72%	13.41%	12.24%	11.71%	10.29%
Net Credit Margin (4)	$254	$318	$536	$416	$607	NM
As a % of Avg. Managed Loans	1.80%	2.40%	4.36%	3.60%	5.62%
Loans 90+ Days Past Due	$2,385	$2,004	$1,749	$1,610	$1,310	(45)%
As a % of EOP Managed Loans	4.38%	3.99%	3.80%	3.47%	3.17%
Loans 30-89 Days Past Due	$2,374	$2,150	$1,972	$1,751	$1,515	(36)%
As a % of EOP Managed Loans	4.36%	4.28%	4.29%	3.77%	3.67%

(1)          Average Loans, EOP Loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(2)          Average Yield is gross interest revenue earned divided by average loans.

(3)          Net Interest Revenue includes certain fees that are recorded as interest revenue.

(4)          Net Credit Margin is Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS LOCAL CONSUMER LENDING - Page 3 (In millions of dollars, except branches)

	1Q 2010	2Q 2010	3Q 2010	4Q 2010	1Q 2011	1Q11 vs. 1Q10 Increase/ (Decrease)

North America Key Indicators (ex Cards) (1)

Branches	2,250	2,218	1,841	1,837	1,835	(18)%

Average Loans (in billions of dollars)	$230.9	$222.5	$174.6	$161.6	$153.6	(33)%

EOP Loans (in billions of dollars)	$226.7	$211.5	$167.1	$156.6	$147.7	(35)%
Net Interest Revenue	1,511	1,309	1,109	932	946	(37)%
As a % of Avg. Loans	2.65%	2.36%	2.52%	2.29%	2.50%
Net Credit Losses	$2,394	$2,265	$2,000	$1,890	$1,827	(24)%
As a % of Average Loans	4.20%	4.08%	4.54%	4.64%	4.82%
Loans 90+ Days Past Due (2) (3)	$13,470	$11,643	$9,362	$7,958	$6,660	(51)%
As a % of EOP Loans	6.27%	5.84%	6.03%	5.43%	4.83%
Loans 30-89 Days Past Due (2) (3)	$8,803	$8,112	$7,458	$6,863	$5,294	(40)%
As a % of EOP Loans	4.10%	4.07%	4.81%	4.68%	3.84%

KEY INDICATORS:

Residential Real Estate Lending
Average Loans (in billions of dollars)	$150.4	$145.1	$136.9	$129.2	$123.6	(18)%
EOP Loans (in billions of dollars)	$147.7	$139.6	$132.5	$125.6	$119.9	(19)%
Third Party Mortgage Serv Portfolio (EOP, in billions)	$341.4	$327.6	$307.7	$259.9	$244.4	(28)%
Net Servicing & Gain/(Loss) on Sale	$69.6	$180.7	$80.8	$172.2	$53.4	(23)%
Net Interest Revenue on Loans	$582	$461	$440	$409	$434	(25)%
As a % of Avg. Loans	1.57%	1.27%	1.28%	1.26%	1.42%
Net Credit Losses	$1,699	$1,546	$1,381	$1,268	$1,264	(26)%
As a % of Avg. Loans	4.58%	4.27%	4.00%	3.89%	4.15%
Loans 90+ Days Past Due (2) (3)	$10,938	$9,300	$8,231	$6,860	$5,703	(48)%
As a % of EOP Loans	8.05%	7.29%	6.83%	5.94%	5.18%
Loans 30-89 Days Past Due (2) (3)	$6,313	$5,771	$5,769	$5,374	$4,265	(32)%
As a % of EOP Loans	4.65%	4.52%	4.78%	4.65%	3.87%

(1)          The third quarter of 2010 reflects the sale of The Student Loan Corporation.  This sale is reported as discontinued operations for the third and fourth quarters of 2010 only.  Prior periods were not reclassified due to the immateriality of the impact in those periods.

(2)          The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios for North America (ex Cards) excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+Days Past Due and (EOP Loans) for each period are: $5.2 billion ($9.0 billion), $5.0 billion ($9.4 billion),  $5.0 billion ($9.5 billion), $5.2 billion ($8.4 billion) and $4.9 billion ($8.3 billion) as of March 31, 2010, June 30, 2010, September 30, 2010, December 31, 2010 and March 31, 2011, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) for each period are: $1.2 billion ($9.0 billion), $1.6 billion ($9.4 billion), $1.7 billion ($9.5 billion) $1.6 billion ($8.4 billion) and $1.4 billion ($8.3 billion) as of March 31, 2010, June 30, 2010, September 30, 2010,  December 31, 2010 and March 31, 2011, respectively.

(3)          The March 31, 2010, June 30, 2010, September 30, 2010, December 31, 2010 and March 31, 2011 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios for North America (ex Cards) excludes $2.9 billion, $ 2.6 billion, $2.4 billion, $1.7 billion and $1.5 billion respectively, of Loans that are carried at fair value.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS LOCAL CONSUMER LENDING - Page 4 North America (In millions of dollars)

	1Q 2010	2Q 2010	3Q 2010	4Q 2010	1Q 2011	1Q11 vs. 1Q10 Increase/ (Decrease)

KEY INDICATORS:

Personal Loans
Average Loans (in billions of dollars)	$15.0	$14.0	$13.4	$13.1	$12.5	(17)%
EOP Loans (in billions of dollars)	$14.5	$13.6	$13.3	$12.9	$12.2	(16)%
Net Interest Revenue on Loans	$590	$551	$534	$534	$509	(14)%
As a % of Avg. Loans	15.95%	15.79%	15.81%	16.17%	16.51%
Net Credit Losses	$383	$428	$363	$351	$387	1%
As a % of Avg. Loans	10.36%	12.26%	10.75%	10.63%	12.56%
Loans 90+ Days Past Due	$520	$437	$487	$547	$449	(14)%
As a % of EOP Loans	3.59%	3.21%	3.66%	4.24%	3.68%
Loans 30-89 Days Past Due	$323	$343	$405	$335	$244	(24)%
As a % of EOP Loans	2.23%	2.52%	3.05%	2.60%	2.00%

Commercial Real Estate
Average Loans (in billions of dollars)	$10.5	$10.1	$7.7	$4.5	$3.3	(69)%
EOP Loans (in billions of dollars)	$10.3	$9.9	$5.4	$3.4	$2.0	(81)%
Net Interest Revenue on Loans	$33	$33	$19	$8	$3	(91)%
As a % of Avg. Loans	1.27%	1.31%	0.98%	0.71%	0.37%
Net Credit Losses	$64	$93	$61	$39	$27	(58)%
As a % of Avg. Loans	2.47%	3.69%	3.14%	3.44%	3.32%
Loans 90+ Days Past Due (1)	$306	$258	$77	$73	$57	(81)%
As a % of EOP Loans	2.97%	2.61%	1.43%	2.15%	2.85%
Loans 30-89 Days Past Due (1)	$136	$155	$112	$85	$29	(79)%
As a % of EOP Loans	1.32%	1.57%	2.07%	2.50%	1.45%

Student Loans, Auto and Other (2)
Average Loans (in billions of dollars)	$55.0	$53.3	$16.6	$14.8	$14.2	(74)%
EOP Loans (in billions of dollars)	$54.2	$48.4	$15.9	$14.7	$13.6	(75)%
Net Credit Losses	$248	$198	$195	$232	$149	(40)%
As a % of Avg. Loans	1.83%	1.49%	4.66%	6.22%	4.26%
Loans 90+ Days Past Due (3)	$1,706	$1,648	$567	$478	$451	(74)%
As a % of EOP Loans	3.15%	3.40%	3.57%	3.25%	3.32%
Loans 30-89 Days Past Due (3)	$2,031	$1,843	$1,172	$1,069	$756	(63)%
As a % of EOP Loans	3.75%	3.81%	7.37%	7.27%	5.56%

(1)          The third quarter of 2010 excludes approximately $153 million (90+ Days Past Due) and $16 million (30-89 Days Past Due) related to loan sales or transfers from Loans to Loans-held-for-sale (Other Assets) on the Consolidated Balance Sheet.

(2)          The third quarter of 2010 reflects the sale of The Student Loan Corporation.  This sale is reported as discontinued operations for the third and fourth quarters of 2010 only.  Prior periods were not reclassified due to the immateriality of the impact in those periods.

(3)          The second quarter of 2010 excludes an estimated $27 million (90+ Days Past Due) and $145 million (30-89 Days Past Due) related to the transfer from Loans to Loans-held-for-sale (Other Assets) on the Consolidated Balance Sheet related to the announced sale of a portfolio, which closed in the third quarter of 2010.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS SPECIAL ASSET POOL (In millions of dollars)

	1Q 2010	2Q 2010	3Q 2010	4Q 2010	1Q 2011	1Q11 vs. 1Q10 Increase/ (Decrease)

Net Interest Revenue	$420	$354	$223	$222	$59	(86)%
Non-Interest Revenue	1,120	218	91	204	(66)	NM
Total Revenues, Net of Interest Expense	1,540	572	314	426	(7)	(100)%
Total Operating Expenses	135	129	121	186	82	(39)%
Net Credit Losses	292	462	689	570	670	NM
Credit Reserve Build / (Release)	(39)	(376)	(610)	(686)	(1,001)	NM
Provision for Benefits & Claims	—	—	—	—	—	—
Provision for Unfunded Lending Commitments	(26)	(39)	26	(37)	21	NM
Provision for Loan Losses and for Benefits and Claims	227	47	105	(153)	(310)	NM
Income (loss) from Continuing Operations before Taxes	1,178	396	88	393	221	(81)%
Income Taxes (benefits)	300	280	171	146	159	(47)%
Income (loss) from Continuing Operations	878	116	(83)	247	62	(93)%
Net Income (loss) Attributable to Minority Interests	16	(6)	74	104	59	NM
Net Income (Loss)	$862	$122	$(157)	$143	$3	(100)%
EOP Assets (in billions of dollars)	$126	$112	$95	$80	$73	(42)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

AVERAGE BALANCES AND INTEREST RATES (1)(2)(3)(4) Taxable Equivalent Basis

	Average Volumes			Interest			% Average Rate (4)
In millions of dollars	First Quarter 2010	Fourth Quarter 2010	First Quarter 2011 (5)	First Quarter 2010	Fourth Quarter 2010	First Quarter 2011 (5)	First Quarter 2010		Fourth Quarter 2010		First Quarter 2011 (5)
Assets:
Deposits with Banks	$166,378	$169,230	$179,510	$290	$353	$459	0.71%		0.83%		1.04%
Fed Funds Sold and Resale Agreements (6)	238,085	244,532	255,211	752	816	838	1.28%		1.32%		1.33%
Trading Account Assets (7)	284,179	283,053	276,424	1,899	2,191	2,033	2.71%		3.07%		2.98%
Investments	311,320	332,933	320,406	3,211	2,635	2,553	4.18%		3.14%		3.23%
Total Loans (net of Unearned Income) (8)	737,872	646,506	639,030	14,686	12,824	12,288	8.07%		7.87%		7.80%
Other Interest-Earning Assets	45,894	49,787	49,493	156	180	151	1.38%		1.43%		1.24%
Total Average Interest-Earning Assets	$1,783,728	$1,726,041	$1,720,074	$20,994	$18,999	$18,322	4.77%		4.37%		4.32%

Liabilities:
Deposits	$713,659	$725,965	$715,682	$2,080	$2,125	$2,014	1.18%		1.16%		1.14%
Fed Funds Purchased and Repurchase Agreements (6)	200,142	205,341	215,616	654	686	737	1.33%		1.33%		1.39%
Trading Account Liabilities (7)	79,547	80,214	80,775	63	102	84	0.32%		0.50%		0.42%
Short-Term Borrowings	180,444	137,927	134,257	276	213	170	0.62%		0.61%		0.51%
Long-Term Debt (9)	423,068	370,086	367,849	3,218	2,943	2,969	3.08%		3.15%		3.27%
Total Average Interest-Bearing Liabilities	$1,596,860	$1,519,533	$1,514,179	$6,291	$6,069	$5,974	1.60%		1.58%		1.60%

Net Interest Revenue as a % of Average Interest-Earning Assets (NIM)				$14,703	$12,930	$12,348	3.34%		2.97%		2.91%

1Q11 Increase (Decrease) From							(43	)bps	(6	)bps

(1)         Net Interest Revenue includes the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 35%) of $142 million for the first quarter of 2010, $124 million for the fourth quarter of 2010 and $124 million for the first quarter of 2011.

(2)         Citigroup Average Balances and Interest Rates include both domestic and international operations.

(3)         Monthly averages have been used by certain subsidiaries where daily averages are unavailable.

(4)         Average Rate % is calculated as annualized interest over average volumes.

(5)         Preliminary.

(6)         Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of FIN 41.

(7)         Interest expense on trading account liabilities of ICG is reported as a reduction of interest revenue.  Interest revenue and interest expense on cash collateral positions are reported in trading account assets and trading account liabilities, respectively.

(8)         Nonperforming loans are included in the average loan balances.

(9)         Excludes hybrid financial instruments with changes recorded in Principal Transactions.

Reclassified to conform to the current period’s presentation and has been reclassified to exclude Discontinued Operations.

EOP DEPOSITS TOTAL CITIGROUP (In billions of dollars)

	1Q 2010	2Q 2010	3Q 2010	4Q 2010	1Q 2011	1Q11 vs. 1Q10 Increase/ (Decrease)

Citicorp Deposits by Business

Regional Consumer Banking
North America	$146.4	$144.7	$143.7	$145.2	$145.4	(1)%
EMEA	9.4	8.7	9.4	9.7	9.8	4%
Latin America	40.6	40.9	41.7	46.3	48.7	20%
Asia	98.4	97.1	105.4	107.3	109.8	12%
Total	$294.8	$291.4	$300.2	$308.5	$313.7	6%

ICG
Securities and Banking	$120.5	$112.4	$115.5	$111.4	$115.0	(5)%
Transaction Services	314.5	314.9	341.4	339.8	355.3	13%
Total	$435.0	$427.3	$456.9	$451.2	$470.3	8%

Total Citicorp	$729.8	$718.7	$757.1	$759.7	$784.0	7%

Citi Holdings Deposits

Brokerage and Asset Management	$58.9	$57.1	$56.9	$57.8	$57.7	(2)%
Local Consumer Lending	26.6	25.1	25.4	21.4	19.4	(27)%
Total Citi Holdings	$85.5	$82.2	$82.3	$79.2	$77.1	(10)%

Corporate/Other Deposits	$12.6	$13.1	$10.7	$6.1	$4.8	(62)%

Total Citigroup Deposits	$827.9	$814.0	$850.1	$845.0	$865.9	5%

Reclassified to conform to the current period’s presentation.

EOP LOANS TOTAL CITIGROUP (In billions of dollars)

						1Q11 vs.
	1Q	2Q	3Q	4Q	1Q	1Q10 Increase/
	2010	2010	2010	2010	2011	(Decrease)

Citicorp:
Regional Consumer Banking

North America
Credit Cards	$77.7	$77.2	$76.6	$77.5	$73.2	(6)%
Retail Banking	31.5	30.2	29.4	30.7	33.0	5%
Total	$109.2	$107.4	$106.0	$108.2	$106.2	(3)%

EMEA
Credit Cards	$2.9	$2.6	$2.9	$2.8	$2.9	—
Retail Banking	4.9	4.3	4.7	4.4	4.7	(4)%
Total	$7.8	$6.9	$7.6	$7.2	$7.6	(3)%

Latin America
Credit Cards	$12.1	$12.0	$12.6	$13.4	$13.5	12%
Retail Banking	19.4	19.6	20.8	21.6	23.5	21%
Total	$31.5	$31.6	$33.4	$35.0	$37.0	17%

Asia
Credit Cards	$17.5	$17.6	$19.0	$20.4	$20.0	14%
Retail Banking	54.8	55.0	58.8	61.2	64.1	17%
Total	$72.3	$72.6	$77.8	$81.6	$84.1	16%

Total Consumer Loans
Credit Cards	$110.2	$109.4	$111.1	$114.1	$109.6	—
Retail Banking	110.6	109.1	113.7	117.9	125.3	13%
Total Consumer	$220.8	$218.5	$224.8	$232.0	$234.9	6%

Total Corporate Loans
Securities and Banking	$129.9	$127.0	$129.6	$132.0	$137.3	6%
Global Transaction Services	29.8	34.4	39.9	43.1	46.1	55%
Total Corporate Loans	$159.7	$161.4	$169.5	$175.1	$183.4	15%

Total Citicorp	$380.5	$379.9	$394.3	$407.1	$418.3	10%

Citi Holdings:

Local Consumer Lending - North America
Credit Cards	$54.5	$50.2	$46.0	$46.4	$41.3	(24)%
Real Estate Lending	147.7	139.6	132.5	125.6	119.9	(19)%
Commercial Real Estate	10.3	9.9	5.4	3.4	2.0	(81)%
Student Loans, Auto and Other	54.2	48.4	15.9	14.7	13.6	(75)%
Personal	14.5	13.6	13.3	12.9	12.2	(16)%
Total	$281.2	$261.7	$213.1	$203.0	$189.0	(33)%

Local Consumer Lending - International
Credit Cards	$7.0	$6.2	$6.5	$6.2	$3.5	(50)%
Retail Banking	20.7	18.4	18.2	15.7	14.6	(29)%
Total	$27.7	$24.6	$24.7	$21.9	$18.1	(35)%

Citi Holdings - Other	$32.4	$26.0	$22.2	$16.8	$11.7	(64)%

Total Citi Holdings	$341.3	$312.3	$260.0	$241.7	$218.8	(36)%
Total Citigroup -	$721.8	$692.2	$654.3	$648.8	$637.1	(12)%

Consumer Loans	$531.5	$505.4	$463.1	$457.6	$441.2	(17)%
Corporate Loans	190.3	186.7	191.2	191.2	195.9	3%
Total Citigroup -	$721.8	$692.2	$654.3	$648.8	$637.1	(12)%

Note:  Certain small balance consumer loans included in the above lines are classified as Corporate Loans on the Consolidated Balance Sheet.

SUPPLEMENTAL DETAIL CONSUMER LOANS 90+DAYS DELINQUENCY AMOUNTS AND RATIOS BUSINESS VIEW (In millions of dollars, except loan amounts in billions of dollars)

	Loans 90+ Days Past Due (1)					EOP Loans
	1Q 2010	2Q 2010	3Q 2010	4Q 2010	1Q 2011	1Q 2011

Citicorp (2)
Total	$3,982	$3,806	$3,439	$3,114	$2,983	$234.9
Ratio	1.80%	1.74%	1.54%	1.35%	1.27%

Retail Bank (2)
Total	$827	$877	$849	$773	$811	$125.3
Ratio	0.75%	0.80%	0.75%	0.66%	0.65%
North America (2)	$142	$245	$221	$228	$241	$33.0
Ratio	0.45%	0.81%	0.77%	0.76%	0.75%
EMEA	$116	$117	$112	$96	$86	$4.7
Ratio	2.37%	2.72%	2.38%	2.18%	1.83%
Latin America	$323	$308	$290	$224	$249	$23.5
Ratio	1.66%	1.57%	1.39%	1.04%	1.06%
Asia	$246	$207	$226	$225	$235	$64.1
Ratio	0.45%	0.38%	0.38%	0.37%	0.37%

Citi-Branded Cards
Total	$3,155	$2,929	$2,590	$2,341	$2,172	$109.6
Ratio	2.86%	2.68%	2.33%	2.05%	1.98%
North America	$2,304	$2,130	$1,807	$1,597	$1,432	$73.2
Ratio	2.97%	2.76%	2.36%	2.06%	1.96%
EMEA	$77	$72	$69	$58	$60	$2.9
Ratio	2.66%	2.77%	2.38%	2.07%	2.07%
Latin America	$510	$481	$472	$446	$445	$13.5
Ratio	4.21%	4.01%	3.75%	3.33%	3.30%
Asia	$264	$246	$242	$240	$235	$20.0
Ratio	1.51%	1.40%	1.27%	1.18%	1.18%

Citi Holdings - Local Consumer Lending (2) (3)	$16,808	$14,371	$11,824	$10,225	$8,541	$207.1
Ratio	5.66%	5.24%	5.23%	4.76%	4.33%
International	$953	$724	$713	$657	$571	$18.1
Ratio	3.44%	2.94%	2.89%	3.00%	3.15%
North America Retail Partner Cards	$2,385	$2,004	$1,749	$1,610	$1,310	$41.3
Ratio	4.38%	3.99%	3.80%	3.47%	3.17%
North America (excluding Cards) (3) (4)	$13,470	$11,643	$9,362	$7,958	$6,660	$147.7
Ratio	6.27%	5.84%	6.03%	5.43%	4.83%

Total Citigroup (excluding Special Asset Pool) (3) (4)	$20,790	$18,177	$15,263	$13,339	$11,524	$442.0
Ratio	4.02%	3.69%	3.39%	2.99%	2.67%

(1)          The ratio of 90+ Days Past Due is calculated based on end-of-period loans, net of unearned income.

(2)          The 90+ Days Past Due and related ratios for North America RCB and North America Local Consumer Lending (excluding Cards) excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See North America Retail Consumer Banking on page 10 and Local Consumer Lending on page 29.

(3)          The March 31, 2010, June 30, 2010, September 30, 2010 and December 31, 2010 and March 31, 2011 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios for North America (ex Cards) excludes $2.9 billion, $ 2.6 billion, $2.4 billion, $1.7 billion, and $1.5 billion, respectively, of Loans that are carried at fair value.

Reclassified to conform to the current period’s presentation

SUPPLEMENTAL DETAIL CONSUMER LOANS 30-89 DAYS DELINQUENCY AMOUNTS AND RATIOS BUSINESS VIEW (In millions of dollars, except loan amounts in billions of dollars)

	Loans 30-89 Days Past Due (1)					EOP Loans
	1Q 2010	2Q 2010	3Q 2010	4Q 2010	1Q 2011	1Q 2011

Citicorp (2)
Total	$4,400	$3,934	$3,822	$3,555	$3,362	$234.9
Ratio	1.99%	1.80%	1.71%	1.54%	1.44%

Retail Bank (2)
Total	$1,306	$1,207	$1,279	$1,148	$1,145	$125.3
Ratio	1.18%	1.11%	1.13%	0.98%	0.92%
North America (3)	$236	$241	$243	$212	$185	$33.0
Ratio	0.75%	0.80%	0.85%	0.71%	0.58%
EMEA	$203	$158	$156	$136	$143	$4.7
Ratio	4.14%	3.67%	3.32%	3.09%	3.04%
Latin America	$391	$338	$404	$267	$326	$23.5
Ratio	2.02%	1.72%	1.94%	1.24%	1.39%
Asia	$476	$470	$476	$533	$491	$64.1
Ratio	0.87%	0.85%	0.81%	0.87%	0.77%

Citi-Branded Cards
Total	$3,094	$2,727	$2,543	$2,407	$2,217	$109.6
Ratio	2.81%	2.49%	2.29%	2.11%	2.02%
North America	$2,145	$1,828	$1,687	$1,539	$1,327	$73.2
Ratio	2.76%	2.37%	2.20%	1.99%	1.81%
EMEA	$113	$90	$86	$72	$78	$2.9
Ratio	3.90%	3.46%	2.97%	2.57%	2.69%
Latin America	$475	$485	$442	$456	$454	$13.5
Ratio	3.93%	4.04%	3.51%	3.40%	3.36%
Asia	$361	$324	$328	$340	$358	$20.0
Ratio	2.06%	1.84%	1.73%	1.67%	1.79%

Citi Holdings - Local Consumer Lending (2) (3)	$12,236	$11,201	$10,408	$9,462	$7,624	$207.1
Ratio	4.12%	4.08%	4.61%	4.41%	3.86%
International	$1,059	$939	$978	$848	$815	$18.1
Ratio	3.82%	3.82%	3.96%	3.87%	4.50%
North America Retail Partner Cards	$2,374	$2,150	$1,972	$1,751	$1,515	$41.3
Ratio	4.36%	4.28%	4.29%	3.77%	3.67%
North America (excluding Cards) (2) (3)	$8,803	$8,112	$7,458	$6,863	$5,294	$147.7
Ratio	4.10%	4.07%	4.81%	4.68%	3.84%

Total Citigroup (excluding Special Asset Pool) (2)(3)	$16,636	$15,135	$14,230	$13,017	$10,986	$442.0
Ratio	3.21%	3.07%	3.16%	2.92%	2.54%

(1)          The ratio of 30-89 Days Past Due is calculated based on end-of-period loans, net of unearned income.

(2)          The 30-89 Days Past Due and related ratios for North America RCB and North America Local Consumer Lending (excluding Cards) excludes U.S. by U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See North America Retail Consumer Banking on page 10 and Local Consumer Lending on page 29.

(3)          The March 31, 2010, June 30, 2010, September 30, 2010, December 31, 2010 and March 31, 2011 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios for North America (ex Cards) excludes $2.9 billion, $ 2.6 billion, $2.4 billion and $1.7 billion and $1.5 billion, respectively, of Loans that are carried at fair value.

Reclassified to conform to the current period’s presentation

ALLOWANCE FOR CREDIT LOSSES - PAGE 1 TOTAL CITIGROUP (In millions of dollars)

	1Q 2010	2Q 2010	3Q 2010	4Q 2010	1Q 2011	1Q11 vs. 1Q10 Increase/ (Decrease)

Total Citigroup
Allowance for Loan Losses at Beginning of Period	$36,033	$48,746	$46,197	$43,674	$40,655

Gross Credit (Losses)	(9,202)	(9,006)	(8,499)	(7,784)	(7,131)	23%
Gross Recoveries	818	1,044	840	930	862	5%
Net Credit (Losses) / Recoveries (NCL’s)	(8,384)	(7,962)	(7,659)	(6,854)	(6,269)	25%
NCL’s	8,384	7,962	7,659	6,854	6,269	(25)%
Net Reserve Builds / (Releases)	(882)	(1,752)	(1,470)	(2,419)	(3,482)	NM
Net Specific Reserve Builds / (Releases)	864	313	(523)	204	112	(87)%
Provision for Loan Losses	8,366	6,523	5,666	4,639	2,899	(65)%
Other (3) (4) (5) (6) (7) (8)	12,731	(1,110)	(530)	(804)	(717)
Allowance for Loan Losses at End of Period (1) (2) (a)	$48,746	$46,197	$43,674	$40,655	$36,568

Allowance for Unfunded Lending Commitments (9) (a)	$1,122	$1,054	$1,102	$1,066	$1,105

Provision for Unfunded Lending Commitments	$(35)	$(71)	$26	$(37)	$25

Total Allowance for Loans, Leases and
Unfunded Lending Commitments [Sum of (a)]	$49,868	$47,251	$44,776	$41,721	$37,673

Total Allowance for Loan Losses as a Percentage of Total Loans (10)	6.80%	6.72%	6.73%	6.31%	5.79%

Allowance for Loan Losses at End of Period (1):
Citicorp	$18,503	$17,524	$17,371	$17,075	$15,597
Citi Holdings	30,243	28,673	26,303	23,580	20,971
Total Citigroup	$48,746	$46,197	$43,674	$40,655	$36,568

(1)          Allowance for Credit Losses represents management’s estimate of probable losses inherent in the portfolio.  Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)          Included in the Allowance for Loan Losses are reserves for Trouble Debt Restructurings (TDRs) of $6,926 million, $7,320 million, $7,090 million, $7,609 million and $8,417 million, as of March 31, 2010, June 30, 2010, September 30, 2010,  December 31, 2010 and March 31, 2011, respectively.

(3)          Includes all adjustments to the Allowance for Credit Losses, such as changes in the allowance from acquisitions, securitizations, foreign exchange translation, purchase accounting adjustments, etc.

(4)          The first quarter of 2010 includes $13.4 billion related to the impact of consolidating entities in connection with Citigroup’s adoption of SFAS 166/167 as of January 1, 2010.

(5)          The second quarter of 2010 includes a reduction of an estimated $237 million related to the announced sales of the Canada Cards portfolio and an Auto portfolio (the allowance was transferred to Assets held-for-sale). Additionally, the second quarter of 2010 includes a reduction of approximately $480 million related to the sale or transfers to held-for-sale of U.S. Real Estate Lending Loans.

(6)          The third quarter of 2010 includes a reduction of an estimated $54 million related to the announced sale of The Student Loan Corporation (the allowance was transferred to Assets held-for-sale). Additionally, the third quarter of 2010 includes a reduction of approximately $950 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios.

(7)          The fourth quarter of 2010 includes a reduction of approximately $600 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios.

(8)          The first quarter of 2011 includes a reduction of approximately $560 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios and a reduction of $240 million related to the sale of the Egg Cards business.

(9)          Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(10)    March 31, 2010, June 30, 2010, September 30, 2010, December 31, 2010 and March 31, 2011, excludes $5.4 billion, $4.9 billion, $5.2 billion, $4.4 billion and $4.4 billion, respectively, of Loans which are carried at fair value.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

ALLOWANCE FOR CREDIT LOSSES - PAGE 2 TOTAL CITIGROUP (In millions of dollars)

	1Q 2010	2Q 2010	3Q 2010	4Q 2010	1Q 2011	1Q11 vs. 1Q10 Increase/ (Decrease)

Total Citigroup Consumer Loans
Allowance for Loan Losses at Beginning of Period	$28,397	$41,422	$39,578	$37,607	$35,445

Net Credit (Losses) / Recoveries (NCL’s)	(8,020)	(7,490)	(6,737)	(6,190)	(5,420)	32%
NCL’s	8,020	7,490	6,737	6,190	5,420	(32)%
Net Reserve Builds / (Releases)	(507)	(1,302)	(1,170)	(1,919)	(2,882)	NM
Net Specific Reserve Builds / (Releases)	731	484	(222)	587	906	24%
Provision for Loan Losses	8,244	6,672	5,345	4,858	3,444	(58)%
Other (3) (4) (5) (6) (7) (8)	12,801	(1,026)	(579)	(830)	(743)
Allowance for Loan Losses at End of Period (1) (2) (a)	$41,422	$39,578	$37,607	$35,445	$32,726

Consumer Allowance for Unfunded Lending Commitments (9) (a)	$6	$—	$—	$—	$—

Provision for Unfunded Lending Commitments	$—	$(9)	$—	$—	$—

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$41,428	$39,578	$37,607	$35,445	$32,726

Consumer Allowance for Loan Losses as a Percentage of Total Consumer Loans (10)	7.84%	7.87%	8.16%	7.77%	7.47%

Total Citigroup Corporate Loans
Allowance for Loan Losses at Beginning of Period	$7,636	$7,324	$6,619	$6,067	$5,210

Net Credit (Losses) / Recoveries (NCL’s)	(364)	(472)	(922)	(664)	(849)	NM
NCL’s	364	472	922	664	849	NM
Net Reserve Builds / (Releases)	(375)	(450)	(300)	(500)	(600)	(60)%
Net Specific Reserve Builds / (Releases)	133	(171)	(301)	(383)	(794)	NM
Provision for Loan Losses	122	(149)	321	(219)	(545)	NM
Other (3) (5)	(70)	(84)	49	26	26
Allowance for Loan Losses at End of Period (1) (b)	$7,324	$6,619	$6,067	$5,210	$3,842

Corporate Allowance for Unfunded Lending Commitments (6) (b)	$1,116	$1,054	$1,102	$1,066	$1,105

Provision for Unfunded Lending Commitments	$(35)	$(62)	$26	$(37)	$25

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (b)]	$8,440	$7,673	$7,169	$6,276	$4,947

Corporate Allowance for Loan Losses as a Percentage of Total Corporate Loans (11)	3.90%	3.59%	3.22%	2.76%	1.99%

(1)               Allowance for Credit Losses represents management’s estimate of probable losses inherent in the portfolio.  Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)               Included in the Allowance for Loan Losses are reserves for Trouble Debt Restructurings (TDRs) of $6,926 million, $7,320 million, $7,090 million, $7,609 million and $8,417 million, as of March 31, 2010, June 30, 2010, September 30, 2010,  December 31, 2010 and March 31, 2011, respectively.

(3)               Includes all adjustments to the Allowance for Credit Losses, such as changes in the allowance from acquisitions, securitizations, foreign exchange translation, purchase accounting adjustments, etc.

(4)               The first quarter of 2010 includes $13.4 billion related to the impact of consolidating entities in connection with Citigroup’s adoption of SFAS 166/167 as of January 1, 2010.

(5)               The second quarter of 2010 includes a reduction of an estimated $237 million related to the announced sales of the Canada Cards portfolio and an Auto portfolio (the allowance was transferred to Assets held-for-sale). Additionally, the second quarter of 2010 includes a reduction of approximately $480 million related to the sale or transfers to held-for-sale of U.S. Real Estate Lending Loans.

(6)               The third quarter of 2010 includes a reduction of an estimated $54 million related to the announced sale of The Student Loan Corporation (the allowance was transferred to Assets held-for-sale). Additionally, the third quarter of 2010 includes a reduction of approximately $950 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios.

(7)               The fourth quarter of 2010 includes a reduction of approximately $600 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios.

(8)               The first quarter of 2011 includes a reduction of approximately $560 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios and a reduction of $240 million related to the sale of the Egg Cards business.

(9)               Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(10)         March 31, 2010,  June 30, 2010, September 30, 2010, December 31, 2010 and March 31, 2011, excludes $2.9 billion, $2.6 billion, $2.4 billion, $1.7 billion and $1.5 billion, respectively, of Loans which are carried at fair value.

(11)         March 31, 2010,  June 30, 2010,  September 30, 2010,  December 31, 2010 and March 31, 2011 excludes $2.5 billion, $2.3 billion $2.8 billion $2.6 billion and $2.9 billion, respectively, of Loans which are carried at fair value.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 1 CITICORP (In millions of dollars)

	1Q 2010	2Q 2010	3Q 2010	4Q 2010	1Q 2011	1Q11 vs. 1Q10 Increase/ (Decrease)

Citicorp
Net Credit Losses	$3,142	$2,965	$3,020	$2,662	$2,318	(26)%
Credit Reserve Build / (Release)	(360)	(639)	(427)	(741)	(1,258)	NM
Consumer Banking
Net Credit Losses	$3,040	$2,922	$2,731	$2,528	$2,108	(31)%
Credit Reserve Build / (Release)	(180)	(408)	(403)	(552)	(862)	NM
North America Consumer Banking
Net Credit Losses	2,157	2,126	1,971	1,768	1,440	(33)%
Credit Reserve Build / (Release)	4	(9)	40	(348)	(649)	NM
Retail Banking
Net Credit Losses	73	79	90	97	88	21%
Credit Reserve Build / (Release)	4	(9)	40	5	—	(100)%
Citi-Branded Cards
Net Credit Losses	2,084	2,047	1,881	1,671	1,352	(35)%
Credit Reserve Build / (Release)	—	—	—	(353)	(649)	—
EMEA Consumer Banking
Net Credit Losses	97	85	65	73	49	(49)%
Credit Reserve Build / (Release)	(10)	(46)	(51)	(12)	(33)	NM
Retail Banking
Net Credit Losses	47	46	34	44	23	(51)%
Credit Reserve Build / (Release)	(6)	(21)	(21)	(6)	(11)	(83)%
Citi-Branded Cards
Net Credit Losses	50	39	31	29	26	(48)%
Credit Reserve Build / (Release)	(4)	(25)	(30)	(6)	(22)	NM
Latin America Consumer Banking
Net Credit Losses	509	457	450	451	407	(20)%
Credit Reserve Build / (Release)	(136)	(241)	(300)	(149)	(146)	(7)%
Retail Banking
Net Credit Losses	91	96	128	123	103	13%
Credit Reserve Build / (Release)	(5)	(29)	(55)	1	(68)	NM
Citi-Branded Cards
Net Credit Losses	418	361	322	328	304	(27)%
Credit Reserve Build / (Release)	(131)	(212)	(245)	(150)	(78)	40%
Asia Consumer Banking
Net Credit Losses	277	254	245	236	212	(23)%
Credit Reserve Build / (Release)	(38)	(112)	(92)	(43)	(34)	11%
Retail Banking
Net Credit Losses	78	83	81	79	63	(19)%
Credit Reserve Build / (Release)	(17)	(34)	(27)	(18)	(7)	59%
Citi-Branded Cards
Net Credit Losses	199	171	164	157	149	(25)%
Credit Reserve Build / (Release)	(21)	(78)	(65)	(25)	(27)	(29)%

Institutional Clients Group (ICG)
Net Credit Losses	102	43	289	134	210	NM
Credit Reserve Build / (Release)	(180)	(231)	(24)	(189)	(396)	NM
Securities and Banking
Net Credit Losses	101	42	288	132	204	NM
Credit Reserve Build / (Release)	(162)	(196)	(8)	(194)	(397)	NM
Transaction Services
Net Credit Losses	1	1	1	2	6	NM
Credit Reserve Build / (Release)	(18)	(35)	(16)	5	1	NM

Total Citicorp Provision for Loan Losses	$2,782	$2,326	$2,593	$1,921	$1,060	(62)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 2 CITI HOLDINGS / TOTAL CITIGROUP (In millions of dollars)

						1Q11 vs.
	1Q	2Q	3Q	4Q	1Q	1Q10 Increase/
	2010	2010	2010	2010	2011	(Decrease)
Citi Holdings
Net Credit Losses	$5,241	$4,998	$4,640	$4,191	$3,950	(25)%
Credit Reserve Build / (Release)	340	(800)	(1,567)	(1,473)	(2,112)	NM
Brokerage and Asset Management
Net Credit Losses	11	1	2	3	1	(91)%
Credit Reserve Build / (Release)	(7)	(3)	(4)	(4)	(1)	86%
Local Consumer Lending
Net Credit Losses	4,938	4,535	3,949	3,618	3,279	(34)%
Credit Reserve Build / (Release)	386	(421)	(953)	(783)	(1,110)	NM
Special Asset Pool
Net Credit Losses	292	462	689	570	670	NM
Credit Reserve Build / (Release)	(39)	(376)	(610)	(686)	(1,001)	NM

Total Citi Holdings Provision for Loan Losses	$5,581	$4,198	$3,073	$2,718	$1,838	(67)%

Total Citicorp Provision for Loan Losses (from prior page)	$2,782	$2,326	$2,593	$1,921	$1,060	(62)%

Corporate / Other	3	(1)	—	—	1	(67)%

Total Citigroup Provision for Loan Losses	$8,366	$6,523	$5,666	$4,639	$2,899	(65)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 1 TOTAL CITIGROUP (In millions of dollars)

	1Q 2010	2Q 2010	3Q 2010	4Q 2010	1Q 2011	1Q11 vs. 1Q10 Increase/ (Decrease)

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$5,660	$4,411	$3,299	$2,112	$1,997	(65)%
EMEA	5,834	5,508	5,473	5,327	2,427	(58)%
Latin America	608	570	658	701	606	—
Asia	830	547	517	470	451	(46)%
Total	$12,932	$11,036	$9,947	$8,610	$5,481	(58)%

Consumer Non-Accrual Loans By Region (2)
North America	$12,966	$11,289	$9,978	$8,540	$7,068	(45)%
EMEA	790	690	758	662	667	(16)%
Latin America	1,246	1,218	1,150	1,019	1,034	(17)%
Asia	634	579	586	576	562	(11)%
Total	$15,636	$13,776	$12,472	$10,797	$9,331	(40)%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

ICG	$846	$830	$842	$796	$743	(12)%
Regional Consumer Banking	35	36	37	30	33	(6)%
Brokerage and Asset Management	—	—	—	—	—	—
Local Consumer Lending	588	621	674	707	619	5%
Special Asset Pool	44	179	181	156	168	NM
Corporate/Other	8	7	7	14	14	75%

TOTAL OTHER REAL ESTATE OWNED (OREO) (3)	$1,521	$1,673	$1,741	$1,703	$1,577	4%

OREO By Region:
North America	$1,291	$1,422	$1,470	$1,440	$1,331	3%
EMEA	134	146	164	161	140	4%
Latin America	51	49	53	47	52	2%
Asia	45	56	54	55	54	20%
Total	$1,521	$1,673	$1,741	$1,703	$1,577	4%

Other Repossessed Assets (4)	$64	$55	$38	$28	$21	(67)%

Non-Accrual Assets (NAA) (5)
Corporate Non-Accrual Loans	$12,932	$11,036	$9,947	$8,610	$5,481	(58)%
Consumer Non-Accrual Basis Loans	15,636	13,776	12,472	10,797	9,331	(40)%
Non-Accrual Loans (NAL)	28,568	24,812	22,419	19,407	14,812	(48)%
OREO	1,521	1,673	1,741	1,703	1,577	4%
Other Repossessed Assets	64	55	38	28	21	(67)%
Non-Accrual Assets (NAA)	$30,153	$26,540	$24,198	$21,138	$16,410	(46)%

NAL as a % of Total Loans	3.96%	3.58%	3.43%	2.99%	2.32%
NAA as a % of Total Assets	1.51%	1.37%	1.22%	1.10%	0.84%

Allowance for Loan Losses as a % of NAL	171%	186%	195%	209%	247%

(1)

Corporate loans are placed on non-accrual status based upon a review by Citigroup’s Risk officers. Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans. Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due. Residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency. As such, the non-accrual loan disclosures do not include credit card loans.

(2)	Excludes SOP 3-03 purchased distressed loans.
(3)	Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.
(4)	Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.
(5)	There is no industry-wide definition of non-accrual assets. As such, analysis against the industry is not always comparable.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 2 TOTAL CITICORP (In millions of dollars)

	1Q 2010	2Q 2010	3Q 2010	4Q 2010	1Q 2011	1Q11 vs. 1Q10 Increase/ (Decrease)

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$1,258	$1,046	$1,115	$987	$1,181	(6)%
EMEA	1,084	861	1,125	1,266	1,292	19%
Latin America	342	302	372	472	427	25%
Asia	291	364	349	356	356	22%
Total	$2,975	$2,573	$2,961	$3,081	$3,256	9%

Consumer Non-Accrual Loans By Region (2)
North America	$242	$273	$355	$376	$363	50%
EMEA	215	148	150	112	120	(44)%
Latin America	1,205	1,178	1,108	977	1,004	(17)%
Asia	387	338	354	363	359	(7)%
Total	$2,049	$1,937	$1,967	$1,828	$1,846	(10)%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

ICG	$846	$830	$842	$796	$743	(12)%
Regional Consumer Banking	35	36	37	30	33	(6)%

TOTAL OTHER REAL ESTATE OWNED (OREO) (3)	$881	$866	$879	$826	$776	(12)%

OREO By Region:
North America	$783	$803	$821	$777	$727	(7)%
EMEA	12	11	11	11	11	(8)%
Latin America	41	39	42	34	34	(17)%
Asia	45	13	5	4	4	(91)%
Total	$881	$866	$879	$826	$776	(12)%

Other Repossessed Assets (4)	N/A	N/A	N/A	N/A	N/A

Non-Accrual Assets (NAA) (5)
Corporate Non-Accrual Loans	$2,975	$2,573	$2,961	$3,081	$3,256	9%
Consumer Non-Accrual Basis Loans	2,049	1,937	1,967	1,828	1,846	(10)%
Non-Accrual Loans (NAL)	5,024	4,510	4,928	4,909	5,102	2%
OREO	881	866	879	826	776	(12)%
Other Repossessed Assets	N/A	N/A	N/A	N/A	N/A
Non-Accrual Assets (NAA)	$5,905	$5,376	$5,807	$5,735	$5,878	—

NAA as a % of Total Assets	0.48%	0.44%	0.45%	0.45%	0.44%

Allowance for Loan Losses as a % of NAL	368%	389%	352%	348%	306%

N/A  Not Available at the Citicorp level.  See “Non-Accrual Assets -  Page 1” (on page 40) for Total Citigroup balances.

(1)

Corporate loans are placed on non-accrual status based upon a review by Citigroup’s Risk officers. Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans. Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due. Residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency. As such, the non-accrual loan disclosures do not include credit card loans.

(2)	Excludes SOP 3-03 purchased distressed loans.
(3)	Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.
(4)	Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.
(5)	There is no industry-wide definition of non-accrual assets. As such, analysis against the industry is not always comparable.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 3 TOTAL CITI HOLDINGS (In millions of dollars)

	1Q 2010	2Q 2010	3Q 2010	4Q 2010	1Q 2011	1Q11 vs. 1Q10 Increase/ (Decrease)

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$4,402	$3,365	$2,184	$1,125	$816	(81)%
EMEA	4,750	4,647	4,348	4,061	1,135	(76)%
Latin America	266	268	286	229	179	(33)%
Asia	539	183	168	114	95	(82)%
Total	$9,957	$8,463	$6,986	$5,529	$2,225	(78)%

Consumer Non-Accrual Loans By Region (2)
North America	$12,724	$11,016	$9,623	$8,164	$6,705	(47)%
EMEA	575	542	608	550	547	(5)%
Latin America	41	40	42	42	30	(27)%
Asia	247	241	232	213	203	(18)%
Total	$13,587	$11,839	$10,505	$8,969	$7,485	(45)%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

Brokerage and Asset Management	$—	$—	$—	$—	$—	—
Local Consumer Lending	588	621	674	707	619	5%
Special Asset Pool	44	179	181	156	168	NM

TOTAL OTHER REAL ESTATE OWNED (OREO) (3)	$632	$800	$855	$863	$787	25%

OREO By Region:
North America	$500	$612	$642	$649	$590	18%
EMEA	122	135	153	150	129	6%
Latin America	10	10	11	13	18	80%
Asia	—	43	49	51	50	—
Total	$632	$800	$855	$863	$787	25%

Other Repossessed Assets (4)	N/A	N/A	N/A	N/A	N/A

Non-Accrual Assets (NAA) (5)
Corporate Non-Accrual Loans	$9,957	$8,463	$6,986	$5,529	$2,225	(78)%
Consumer Non-Accrual Basis Loans	13,587	11,839	10,505	8,969	7,485	(45)%
Non-Accrual Loans (NAL)	23,544	20,302	17,491	14,498	9,710	(59)%
OREO	632	800	855	863	787	25%
Other Repossessed Assets	N/A	N/A	N/A	N/A	N/A
Non-Accrual Assets (NAA)	$24,176	$21,102	$18,346	$15,361	$10,497	(57)%

NAA as a % of Total Assets	4.81%	4.54%	4.36%	4.28%	3.11%

Allowance for Loan Losses as a % of NAL	128%	141%	150%	163%	216%

N/A	Not Available at the Citi Holdings level. See “Non-Accrual Assets - Page 1” (on page 40) for Total Citigroup balances.
(1)

Corporate loans are placed on non-accrual status based upon a review by Citigroup’s Risk officers. Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans. Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due. Residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency. As such, the non-accrual loan disclosures do not include credit card loans.

(2)	Excludes SOP 3-03 purchased distressed loans.
(3)	Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.
(4)	Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.
(5)	There is no industry-wide definition of non-accrual assets. As such, analysis against the industry is not always comparable.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP NON-GAAP FINANCIAL MEASURES - RECONCILIATIONS - PAGE 4 (In millions of dollars)

Tangible Book Value Per Share and Tangible Common Equity (TCE) (and related ratio) are non-GAAP financial measures.  TCE, as defined by Citigroup, represents Common equity less Goodwill and Intangible assets (excluding MSRs) net of the related deferred taxes.  Other companies may calculate TCE in a manner different from Citigroup.  A reconciliation of Citigroup’s total stockholders’ equity to TCE and Tangible Book Value per Share follows:

	1Q	2Q	3Q	4Q	1Q
	2010	2010	2010	2010	2011

Tangible Book Value Per Share (page 1):

Total Common Equity	$151,109	$154,494	$162,601	$163,156	$170,725
Less:
Goodwill - as reported	25,662	25,201	25,797	26,152	26,339
Intangible Assets (Other than MSRs) - as reported	8,277	7,868	7,705	7,504	7,280

Goodwill and Intangible Assets — recorded as Assets of Discontinued Operations Held For Sale	—	—	—	—	165
Goodwill and Intangible Assets — recorded as Assets Held for Sale	45	66	—	—	—

Net Deferred Taxes - Related to Goodwill and Intangible Assets	65	62	59	56	53
Tangible Common Equity	$117,060	$121,297	$129,040	$129,444	$136,888
Common Shares Outstanding, at period end	28,620.2	28,975.4	29,049.6	29,058.4	29,206.4
Tangible Book Value Per Share	$4.09	$4.19	$4.44	$4.45	$4.69

Reclassified to conform to the current period’s presentation.